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                                                                   EXHIBIT 10.16

                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT (this "Agreement"), dated as of June 29, 2004, is made by VISKASE COMPANIES, INC., a Delaware corporation (the "Company"), and each of its Domestic Restricted Subsidiaries hereafter party hereto (such Subsidiaries, together with Company, each, a "Debtor" and, collectively, the "Debtors"), in favor of LASALLE BANK NATIONAL ASSOCIATION ("LaSalle"), as collateral agent (together with its successor(s) thereto in such capacity, "Collateral Agent") for the Trustee and Holders, in light of the following:

      WHEREAS, the Company and LaSalle, as Collateral Agent and as trustee (in such capacity, the "Trustee"), have entered into an Indenture, dated as of June 29, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Company has issued 90,000 Units (and, together with any additional units that may be issued from time to time thereunder or exchanged therefor or for such additional units, the "Units"), each of which consists of an 11-1/2% Senior Secured Note due 2011 in a principal amount of $1,000 (and, together with any additional notes that may be issued by the Company from time to time thereunder or exchanged therefor or for such additional notes, the "Notes") and a warrant to purchase 8.947 shares of common stock of the Company, at an exercise price of $0.01 per share, subject to adjustment;

      WHEREAS, each Domestic Restricted Subsidiary of the Company that is not an Immaterial Subsidiary is required under the Indenture to (a) become a party to the Indenture and deliver a Guarantee to guarantee the payment of the Notes and the other Obligations of the Company thereunder and the other Indenture Documents to which the Company is a party and (b) become a party hereto as a Debtor and secure its Obligations under the Indenture, such Guarantee and the other Indenture Documents to which it is a party pursuant to the terms hereof;

      WHEREAS, the Company and Wells Fargo Foothill, Inc. have entered into that certain Loan and Security Agreement dated as of June 29, 2004 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement");

      WHEREAS, the Collateral Agent, Administrative Agent and the Company have entered into that certain Intercreditor and Lien Subordination Agreement, dated as of June 29, 2004 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Intercreditor Agreement"), which agreement, among other things, sets forth, as between the Collateral Agent and the Administrative Agent, the relative priority of their respective Liens in the Collateral and their rights with respect thereto;

      WHEREAS, the Company desires to secure its Obligations under the Notes, the Indenture and each other Indenture Document to which it becomes a party and each other Debtor that becomes a party hereto desires to secure its Guarantee, the Indenture and each other Indenture Document to which it becomes a party by granting to Collateral Agent, for the benefit of itself, the Trustee and the Holders, security interests in the Collateral as set forth herein; and

      WHEREAS, to induce the Initial Purchaser to purchase the Units and the underlying Notes, each Holder to hold the Units and the underlying Notes to be held by it and LaSalle to act

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in its capacities as Trustee and Collateral Agent, each Debtor desires to pledge, grant, transfer, and assign to Collateral Agent, for the benefit of itself, the Holders and the Trustee, a security interest in the Collateral to secure the Obligations, as provided herein.

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Collateral Agent and each Debtor agree as follows:

1. DEFINITIONS AND CONSTRUCTION.

      1.1 DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Indenture. As used in this Agreement, the following terms shall have the following definitions:

            "Account" means an account (as that term is defined in the Code).

            "Account Debtor" means any Person who is obligated on an Account, chattel paper, or a General Intangible.

            "Additional Documents" has the meaning set forth in Section 2.4(c).

            "Agreement" has the meaning set forth in the preamble hereto.

            "Books" means, with respect to each Debtor, all of such Debtor's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of such Debtor's Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

            "Code" means the Uniform Commercial Code, as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Collateral Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

            "Collateral" means, with respect to each Debtor, all of such Debtor's now owned or hereafter acquired right, title, and interest in and to each of the following:

            (a) all of its Accounts,

            (b) all of its Books,

            (c) all of its commercial tort claims described on Schedule 3.6(d) (and any supplement thereto pursuant to Section 2.4(b)),

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            (d) all of its Deposit Accounts,

            (e) all of its Equipment,

            (f) all of its General Intangibles,

            (g) all of its Inventory,

            (h) all of its Investment Property (including all of its securities and Securities Accounts),

            (i) all of its Negotiable Collateral,

            (j) all of its Supporting Obligations,

            (k) money or other assets of such Debtor that now or hereafter come into the possession, custody, or control of the Collateral Agent, and

            (l) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof. Notwithstanding the foregoing, the term Collateral shall in no event include (a) more than sixty-five percent (65%) of the issued and outstanding Voting Stock of any first-tier Foreign Subsidiary of such Debtor, (b) the Excluded Capital Stock of any Issuer, (c) any rights under any Account, contract, license or other agreement or any General Intangible, in each case, to the extent that the grant of a security interest under any Collateral Agreement (i) would invalidate the underlying rights of such Debtor in such General Intangible, (ii) is prohibited by such Account, contract, license, agreement, intellectual property or General Intangible without the consent of any other party thereto, (iii) would give any other party to such Account, contract, license, agreement or General Intangible the right to terminate its obligations thereunder, or (iv) is not permitted without consent, unless in each case, all necessary consents to such grant of a security interest have been obtained from the other parties thereto; provided, however, that nothing herein shall be intended to limit the affect of 9-406 of the Code or otherwise limit or restrict the conveyance by such Debtor of any rights under any such Account, contracts, licenses, agreements or General Intangibles to the extent which would not be violative of the restrictive terms thereof or (d) Equipment subject to a Permitted Lien of the type described in clauses (6), (7), (13), (14) and (18) of the definition thereof, in each case, with respect to which such Debtor is prohibited from granting a security interest under the terms of the Indebtedness incurred to finance the purchase of such Equipment.

            "Collateral Access Agreement" means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Debtor's Books, Equipment, or Inventory, substantially in the form of Exhibit B hereto, or to the extent a

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Collateral Access Agreement is required to be obtained pursuant to the last sentence of Section 4.20 of the Indenture.

            "Collateral Agent" has the meaning set forth in the preamble to this Agreement.

            "Collateral Agent-Related Person" means the Collateral Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents.

            "Collateral Agent's Liens" means the Liens granted by a Debtor to Collateral Agent under this Agreement or the other Indenture Documents to which such Debtor is a party.

            "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

            "Commercial Tort Claim Assignment" has the meaning set forth in
Section 4.4(b).

            "Company" has the meaning set forth in the preamble to this Agreement.

            "Control Agreement" means, with respect to the applicable Debtor, a control agreement, in form and substance reasonably satisfactory to the Administrative Agent (if the Intercreditor Agreement has not been terminated at the time of the execution of such control agreement) and the Collateral Agent, executed and delivered by (a) such Debtor, (b) (i) the Administrative Agent for the benefit of (A) the Lenders and (B) the Collateral Agent for the benefit of itself, the Trustee and the Holders or (ii) if the Credit Agreement has not been terminated, the Collateral Agent, and (c) the applicable (i) securities intermediary (with respect to a Securities Account of such Debtor) or (ii) bank (with respect to a Deposit Account of such Debtor).

            "Credit Agreement" has the meaning set forth in the recitals to this Agreement.

            "Debtor" and "Debtors" have the meanings set forth in the preamble to this Agreement.

            "Defeasance" means, with respect to any obligation, the defeasance thereof pursuant to a Legal Defeasance or Covenant Defeasance as described under
Section 8.01 of the Indenture.

            "Deposit Account" means any deposit account (as that term is defined in the Code).

            "Disposition" shall have the meaning ascribed to the term Asset Sale in the Indenture, and the words "Dispose" and "Disposal" shall be interpreted similarly.

            "Equipment" means equipment (as that term is defined in the Code) and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, and goods (other than consumer goods, farm

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products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

            "Excluded Capital Stock" means, with respect to any Issuer that is a Subsidiary of the Company, that portion of such Issuer's Capital Stock that would otherwise constitute Collateral to the extent the greater of the par value, book value as carried by the Debtor that is the holder thereof or the market value of any such Capital Stock is equal to or greater than 20% of the aggregate principal amount of the Notes then outstanding.

            "General Intangibles" means general intangibles (as that term is defined in the Code), including limited liability and limited partnership interests, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims, and any other personal property other than Accounts, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.

            "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

            "Governmental Authority" means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

            "Indemnified Liabilities" has the meaning set forth in Section 8.3.

            "Indemnified Person" has the meaning set forth in Section 8.3.

            "Indenture" has the meaning set forth in the recitals to this Agreement.

            "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

            "Intellectual Property Security Agreement" means an intellectual property security agreement executed and delivered by the applicable Debtor and the Collateral Agent, substantially in the form of Exhibit A hereto.

            "Intercreditor Agreement" has the meaning set forth in the recitals to this Agreement.

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            "Inventory" means inventory (as that term is defined in the Code).

            "Investment Property" means investment property (as that term is defined in the Code).

            "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

            "LaSalle" has the meaning set forth in the preamble to this Agreement.

            "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper).

            "Notes" has the meaning set forth in the recitals to this Agreement.

            "Obligations" means all debts, principal, interest (including any interest that, but for the commencement of an Insolvency Proceeding, would have accrued), premiums, liabilities (including all amounts owed by any Debtor pursuant hereto), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), charges, costs, reasonable expenses (including any expenses that, but for the commencement of an Insolvency Proceeding, would have accrued), guaranties, covenants, and duties of any kind and description owing by any Debtor to the Collateral Agent or any other Secured Party pursuant to or evidenced by the Indenture Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all reasonable expenses that any Debtor is required to pay or reimburse by the Indenture Documents, by law, or otherwise. Any reference in this Agreement to the Obligations shall include all extensions, modifications, renewals or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

            "Permitted Dispositions" means Dispositions consummated in accordance with the terms of Section 4.10 of the Indenture.

            "Permitted Protest" means the right of any Debtor to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books of such Debtor in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by such Debtor in good faith, and (c) while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Collateral Agent's Liens.

            "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

            "Securities Account" means a securities account (as that term is defined in the Code).

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            "Supporting Obligation" means a letter-of-credit right or secondary obligation that supports the payment or performance of an Account, chattel paper, document, General Intangible, instrument, or Investment Property.

            "Trustee" has the meaning set forth in the recitals to this Agreement.

            "United States" means the United States of America.

            "Units" has the meaning set forth in the recitals to this Agreement.

            "Voidable Transfer" has the meaning set forth in Section 12.7.

      1.2 CODE. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 shall govern.

      1.3 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash of all Obligations other than contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

      1.4 SCHEDULES AND EXHIBITS. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. CREATION OF SECURITY INTEREST.

      2.1 GRANT OF SECURITY INTEREST. Each Debtor hereby grants to the Collateral Agent, for the benefit of itself and the other Secured Parties, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral of such Debtor in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Indenture Documents and in order to secure prompt

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performance by such Debtor of each of its covenants and duties under the
Indenture Documents. The Collateral Agent's Liens in and to the Collateral of such Debtor shall attach to all Collateral of such Debtor without any further action on the part of the Collateral Agent or such Debtor. Anything contained in this Agreement or any other Indenture Document to the contrary notwithstanding, except for Permitted Dispositions, no Debtor has any authority, express or implied, to Dispose of any item or portion of the Collateral.

      2.2 NEGOTIABLE COLLATERAL. In the event that any Collateral of any Debtor, including proceeds, is evidenced by or consists of Negotiable Collateral, and to the extent that the perfection or priority of the Collateral Agent's security interest is dependent on or enhanced by possession, such Debtor, shall endorse and deliver physical possession of such Negotiable Collateral with an individual value in excess of $50,000 to the Collateral Agent to be administered in accordance with the terms of the Intercreditor Agreement.

      2.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, AND NEGOTIABLE COLLATERAL. At any time after the occurrence and during the continuation of an Event of Default, the Collateral Agent or the Collateral Agent's designee may
(a) notify Account Debtors of such Debtor that such Debtor's Accounts, chattel paper, or General Intangibles have been assigned to the Collateral Agent or that the Collateral Agent has a security interest therein, or (b) collect such Debtor's Accounts, chattel paper, or General Intangibles directly and the collection costs and expenses arising in connection therewith shall be for the account of such Debtor. Each Debtor agrees that it will hold in trust for the Collateral Agent, as the Collateral Agent's trustee, any of its Collections that it receives and immediately will deliver such Collections at any time that an Event of Default is outstanding to the Collateral Agent in their original form as received by such Debtor (together with any necessary endorsements).

      2.4 FILING OF FINANCING STATEMENTS; COMMERCIAL TORT CLAIMS; DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED.

            (a) Each Debtor shall and hereby authorizes the Collateral Agent to file any financing statement necessary or desirable to effectuate the transactions contemplated by the Indenture Documents, and any continuation statement or amendment with respect thereto, in any appropriate filing office; provided, however, that no such authorization shall obligate the Collateral Agent to make any such filing.

            (b) If any Debtor acquires any commercial tort claims after the date hereof for a claim of at least $50,000, such Debtor shall promptly (but in any event within 5 Business Days after such acquisition) (i) deliver to the Collateral Agent a written description of such commercial tort claim, (ii) execute and deliver a supplement to this Agreement, pursuant to which such Debtor shall grant a perfected security interest in all of its right, title and interest in and to such commercial tort claim to the Collateral Agent, as security for the Obligations (a "Commercial Tort Claim Assignment") and (iii) not in limitation but in furtherance of clause (c) below, file a financing statement or amendment to a previously filed and effective financial statement describing such commercial tort claim with sufficient particularity to the extent necessary to perfect the Collateral Agent's Lien therein.

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            (c) Each Debtor shall prepare, execute and deliver to, and if applicable, file, any and all financing statements, original financing statements in lieu of continuation statements, amendments to financing statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title, and all other documents (collectively, the "Additional Documents") as may be necessary (and to the extent the Collateral Agent is a party thereto, in form and substance reasonably satisfactory to the Collateral Agent) to create, perfect, and continue the perfection of or to improve the priority the Collateral Agent's Liens in the Collateral of such Debtor (whether now owned or hereafter arising or acquired or tangible or intangible), or to fully consummate all of the transactions contemplated hereby and under the other Indenture Documents. Not in limitation but in furtherance of the foregoing, the Company shall comply with its obligations in the immediately preceding sentence as such obligations relate to the preparation and filing by it of a Code financing statement, together with any applicable filing fees, within 10 days of the date hereof in the applicable filing office, and following the filing thereof shall provide the Collateral Agent with evidence of the same. To the maximum extent permitted by applicable law, such Debtor authorizes the Collateral Agent to execute any such Additional Documents in such Debtor's name and authorizes the Collateral Agent to file such executed Additional Documents in any appropriate filing office; provided, however, that no such authorization shall obligate the Collateral Agent to take any such action. In addition, no less frequently than annually, each Debtor shall (i) provide the Collateral Agent with a report of all new material patents, patent applications, trademarks, trademark applications, copyrights or copyright applications acquired or generated by such Debtor during the prior period and (ii) cause to be prepared, executed, and delivered to the Collateral Agent supplemental schedules to the applicable Collateral Agreements to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder; provided, however, that no Debtor shall register or apply to register with (A) the United States Copyright Office any unregistered copyrights (whether in existence on the Issue Date or thereafter acquired, arising, or developed) unless within 30 days of any such registration or application for registration, such Debtor executes and delivers to the Collateral Agent and files with the United States Copyright Office an Intellectual Property Security Agreement, supplemental schedules to any existing Intellectual Property Security Agreement, or such other documentation as may be necessary in order to perfect and continue the perfection of or protect the Collateral Agent's Liens on such copyrights following such registration or (B) the United States Patent and Trademark Office any unregistered patents or trademarks (whether in existence on the Issue Date or thereafter acquired, arising, or developed) unless within 30 days of any such registration or application for registration, the applicable Person executes and delivers to the Collateral Agent and files with the United States Patent and Trademark Office an Intellectual Property Security Agreement, supplemental schedules to any existing Intellectual Property Security Agreement, or such other documentation as may be necessary in order to perfect and continue the perfection of or protect the Collateral Agent's Liens on such patents or trademarks following such registration. The Company shall submit the Intellectual Property and Security Agreement executed by it as of the date hereof for filing with the United States Copyright Office and the United States Patent and Trademark Office, as applicable, together with all necessary filing, registration or similar fees, within 30 days of the date hereof, and following such submission thereof shall provide the Collateral Agent with evidence of the same.

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      2.5 POWER OF ATTORNEY. Each Debtor hereby irrevocably makes, constitutes, and appoints the Collateral Agent (and any of the Collateral Agent's officers, employees, or agents designated by the Collateral Agent) as such Debtor's true and lawful attorney, with power to (a) if such Debtor refuses to, or fails timely to execute and deliver any of the documents described in Section 2.4, sign the name of such Debtor on any of the documents described in Section 2.4,
(b) at any time that an Event of Default has occurred and is continuing, sign such Debtor's name on any invoice or bill of lading relating to the Collateral of such Debtor, drafts against Account Debtors, or notices to Account Debtors,
(c) send requests for verification of such Debtor's Accounts at any time when an Event of Default has occurred and is continuing, (d) endorse such Debtor's name on any of its payment items (including all of its Collections) that may come into the Collateral Agent's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Debtor's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting such Debtor's Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that the Collateral Agent determines to be reasonable, and the Collateral Agent may cause to be executed and delivered any documents and releases that the Collateral Agent determines to be necessary. The appointment of the Collateral Agent as such Debtor's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations (other than contingent indemnification obligations) have been paid and performed in full or the Defeasance thereof shall have been consummated.

      2.6 RIGHT TO INSPECT. The Collateral Agent (through any of its officers, employees, or agents) shall have the right (but not the obligation) no more frequently than annually (unless an Event of Default is outstanding) to inspect the Books and make copies or abstracts thereof and to check, test, and appraise the Collateral, or any portion thereof, in order to verify each Debtor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral at such reasonable times and intervals as the Collateral Agent may designate, and so long as no Default or Event of Default has occurred and is continuing, with reasonable prior notice.

      2.7 CONTROL AGREEMENTS. Each Debtor agrees that it will take all commercially reasonable steps in order for the Collateral Agent or the Administrative Agent as contemplated by the Intercreditor Agreement to obtain control in accordance with Sections 8-106, 9-104, 9-105, 9-106, and 9-107 of the Code with respect to all of its Securities Accounts, Deposit Accounts, electronic chattel paper, Investment Property, and letter-of-credit rights (other than Deposit Accounts and Securities Accounts having an average closing balance in excess of (i) $50,000, individually, or (ii) $500,000, in the aggregate, in each case, for any five consecutive Business Day period). Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may notify any bank or securities intermediary subject to a Control Agreement to liquidate the applicable Deposit Account or Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Collateral Agent.

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3. REPRESENTATIONS AND WARRANTIES.

            In order to induce the Collateral Agent to enter into this Agreement, each Debtor makes the following representations and warranties to the Collateral Agent which shall be true, correct, and complete, in all material respects, as of the date such Debtor became a party hereto, and such representations and warranties shall survive the execution and delivery of this
Agreement:

      3.1 AS TO EQUITY INTERESTS OF SUBSIDIARIES. The Collateral comprised of Capital Stock of any Issuer that is (a) a Subsidiary of such Debtor and (b) a general partnership, limited partnership or limited liability company (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not have terms expressly providing that they are securities governed by Article 8 of the Code as in effect in the jurisdiction in which such Issuer was formed, and (iii) are not investment company securities, and are not, therefore, "securities" governed by Article 8 of the Code.

      3.2 NO ENCUMBRANCES. Such Debtor has good and marketable title to, or a valid leasehold interest in, its personal property assets and such personal property assets of such Debtor is free and clear of Liens except for Permitted Liens.

      3.3 EQUIPMENT. All of the Equipment of such Debtor is used or held for use in its business and, except for Equipment that is substantially worn, damaged or obsolete, is fit for such purposes.

      3.4 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory of such Debtor is located at the locations identified on Schedule 3.4 (as such Schedule may be updated pursuant to Section 4.3).

      3.5 INVENTORY RECORDS. Such Debtor keeps correct and accurate records itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof.

      3.6 STATE OF INCORPORATION; LOCATION OF CHIEF EXECUTIVE OFFICE; ORGANIZATIONAL IDENTIFICATION NUMBER; COMMERCIAL TORT CLAIMS.

            (a) The jurisdiction of organization of such Debtor is set forth on
Schedule 3.6(a).

            (b) The chief executive office of such Debtor is located at the address indicated on Schedule 3.6(b) (as such Schedule may be updated pursuant to Section 4.3).

            (c) Such Debtor's organizational identification numbers, if any, are identified on Schedule 3.6(c).

            (d) As of the date such Debtor became a party hereto, such Debtor did not hold any commercial tort claims, except as set forth on Schedule 3.6(d).

      3.7 DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

            (a) Such Debtor is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a material adverse effect on (A) the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (B) the ability of such Debtor to perform its obligations in all material respects under any Indenture Document or (C) the consummation of any of the transactions contemplated under any of the Indenture Documents (each, a "Material Adverse Effect").

            (b) Set forth on Schedule 3.7(b), is a complete and accurate list of such Debtor's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization, (ii) the number of shares of each class of Capital Stock authorized for each of such Subsidiaries, and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by such Debtor. All of the outstanding Capital Stock of each such Subsidiary that is a corporation has been, validly issued and is fully paid and non-assessable.

            (c) Except as set forth on Schedule 3.7(b), there are no subscriptions, options, warrants, or calls relating to any shares of such Debtor's Subsidiaries' Capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. None of the Debtor's Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of such Debtor's Subsidiaries' Capital Stock or any security convertible into or exchangeable for any such Capital Stock.

      3.8 DUE AUTHORIZATION; NO CONFLICT.

            (a) The execution, delivery, and performance by such Debtor of this Agreement and the Indenture Agreements to which it is a party have been duly authorized by all necessary action on the part of such Debtor.

            (b) The execution, delivery, and performance by such Debtor of this Agreement and the other Indenture Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Debtor, the Governing Documents of such Debtor, or any order, judgment, or decree of any court or other Governmental Authority binding on such Debtor, except where such violation could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any contractual obligation of such Debtor, except such conflict or breach which could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Debtor, other than Permitted Liens, or
(iv) require any approval of the holders of such Debtor's Capital Stock or any approval or consent of any Person under any contractual obligation of such Debtor, other than (x) consents or approvals that have been obtained and that are still in force and effect and (y) those consents and approvals the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

            (c) Other than the filing of financing statements and the recordation of the Mortgages, the execution, delivery, and performance by such Debtor of this Agreement and the other Indenture Documents to which such Debtor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than (x) consents or approvals that have been obtained and that are still in force and effect and (y) those consents and approvals the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

            (d) This Agreement and the other Indenture Documents to which such Debtor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Debtor will be the legally valid and binding obligations of such Debtor, enforceable against such Debtor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

            (e) The Collateral Agent's Liens on the Collateral of such Debtor are validly created, perfected, and first priority Liens, subject only to Permitted Liens (including the second priority Lien on the Equipment, improvements to real property and fixtures, and first priority Lien on the Accounts and Inventory, in each case, of such Debtor in favor of the Administrative Agent).

      3.9 INTELLECTUAL PROPERTY. To such Debtor's knowledge, such Debtor owns, or holds licenses in, all trademarks, trade names, copyrights, patents and licenses that are necessary to the conduct of its business as currently conducted, and attached hereto as Schedule 3.9 (as updated from time to time) is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which such Debtor or one of its Subsidiaries is the owner or is an exclusive licensee.

      3.10 DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. Set forth on Schedule 3.10 (as such schedule may be amended from time to time by such Debtor and, to the extent required by Section 2.7 consented to by the Collateral Agent as evidenced by the execution and delivery by such Debtor, the applicable securities intermediary or bank and the Collateral Agent of a Control Agreement) is a listing of all of such Debtor's Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

4. AFFIRMATIVE COVENANTS.

            Each Debtor covenants and agrees that, until payment in full of the Obligations (other than contingent indemnification obligations) or the Defeasance thereof, such Debtor shall do all of the following:

      4.1 MAINTENANCE OF PROPERTIES. Maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

      4.2 INSURANCE.

            (a) At such Debtor's expense, maintain insurance respecting its assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks and in such amounts as ordinarily are insured against by other Persons engaged in the same or similar businesses. Such Debtor also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. Such Debtor shall deliver copies of all such policies or certificates of insurance evidencing the same to the Collateral Agent with an endorsement naming the Collateral Agent as loss payee (under a satisfactory lender's loss payable endorsement) or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to the Collateral Agent in the event of cancellation of any such policy for any reason whatsoever.

            (b) Such Debtor shall give the Collateral Agent prompt notice of any loss in an amount in excess of $500,000 covered by such insurance. If an Event of Default shall have occurred and is outstanding, the Collateral Agent shall have the exclusive right to adjust any losses claimed under any such insurance policies, without any liability to such Debtor whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be deposited into a Deposit Account of such Debtor with respect to which a Control Agreement is in effect unless directed by the Collateral Agent to be paid over to the Collateral Agent at any time an Event of Default is outstanding, in which case, such payment shall be paid over to the Collateral Agent.

            (c) Such Debtor will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 4.2, unless the Collateral Agent is included thereon as an additional insured or loss payee under a lender's loss payable endorsement. Such Debtor promptly shall notify the Collateral Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies or certificates of insurance evidencing the same shall be promptly provided to the Collateral Agent.

      4.3 LOCATION OF INVENTORY AND EQUIPMENT. Keep such Debtor's Inventory and Equipment only at the locations identified on Schedule 3.4 and its chief executive offices only at the locations identified on Schedule 3.6(b); provided, however, that such Debtor may amend Schedule 3.4 and Schedule 3.6(b) so long as such amendment occurs by prompt written notice to the Collateral Agent, so long as such new location is within the continental United States or Canada, and so long as, at the time of such written notification, such Debtor provides to the Collateral Agent a Collateral Access Agreement to the extent required under
Section 4.20 of the Indenture.

5. NEGATIVE COVENANTS.

            Each Debtor covenants and agrees that, until the Obligations are paid and performed in full (other than contingent indemnification obligations) or the Defeasance thereof shall have been consummated, such Debtor will not do any of the following:

      5.1 DISPOSAL OF ASSETS. Other than Permitted Dispositions, Dispose of any of such Debtor's assets.

      5.2 CHANGE NAME. Change such Debtor's name, organizational identification number, state of organization or organizational identity unless such Debtor shall within ten Business Days of any such change provide written notice to the Collateral Agent of such change and file any financing statements or amendments thereto necessary to continue the perfection and priority of the Collateral Agent's Liens.

      5.3 DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. Maintain, on or after the date that is 30 days following the Issue Date, any Deposit Account or Securities Account having an average closing balance in excess of (i) $50,000, individually, or (ii) $500,000, in the aggregate, in each case, for any five consecutive Business Day period unless such Debtor and the applicable securities intermediary or bank shall have entered into a Control Agreement governing such Deposit Account or Securities Account, as the case may be, in order to perfect or improve the priority the Collateral Agent's Liens therein.

6. COLLATERAL AGENT'S RIGHTS AND REMEDIES.

      6.1 RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation, of an Event of Default, the Collateral Agent (at its election (or at the direction of the Holders holding a majority in aggregate principal amount of the Notes but without notice of its election (or such direction) and without demand) may do any one or more of the following, all of which are authorized by each
Debtor:

            (a) Proceed directly and at once, without notice, against such Debtor to collect and recover the full amount or any portion of the Obligations, without first proceeding against any other Debtor, or against any security or collateral for the Obligations;

            (b) Settle or adjust disputes and claims directly with such Debtor's Account Debtors for amounts and upon terms which the Collateral Agent considers advisable;

            (c) Cause such Debtor to hold all of its returned Inventory in trust for the Collateral Agent and segregate all such Inventory from all other assets of such Debtor or in such Debtor's possession;

            (d) Without notice to or demand upon such Debtor, make such payments and do such acts as the Collateral Agent considers necessary or reasonable to protect its security interests in the Collateral. Such Debtor agrees to assemble the Collateral if the Collateral Agent so requires, and to make the Collateral available to the Collateral Agent at a place that the Collateral Agent may designate which is reasonably convenient to both parties. Such Debtor authorizes the Collateral Agent to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that conflicts with the priority of the Collateral Agent's Liens in and to the Collateral and to pay all expenses incurred in connection therewith, which expenses shall be for the account of such Debtor. With respect to any of such Debtor's owned or leased premises, such Debtor hereby grants the Collateral Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Collateral Agent's rights or remedies provided herein, at law, in equity, or otherwise;

            (e) Without notice to such Debtor (such notice being expressly waived), and without constituting an acceptance of any collateral in full or partial satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of such Debtor held by the Collateral Agent, or (ii) Indebtedness at any time owing to or for the credit or the account of such Debtor held by the Collateral Agent;

            (f) Hold, as cash collateral, any and all balances and deposits of such Debtor held by the Collateral Agent to secure the full and final repayment of all of the Obligations (other than contingent indemnification obligations);

            (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral of such Debtor. Such Debtor hereby grants to the Collateral Agent a license or other right to use, without charge, such Debtor's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral of such Debtor, in completing production of, advertising for sale, and selling any Collateral of such Debtor and such Debtor's rights under all licenses and all franchise agreements shall inure to the Collateral Agent's benefit;

            (h) Sell all or any part of the Collateral of such Debtor at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including such Debtor's premises) as is commercially reasonable. It is not necessary that such Collateral of such Debtor be present at any such sale;

            (i) Except in those circumstances where no notice is required under the Code, the Collateral Agent shall give notice of the disposition of the Collateral of such Debtor as follows:

                  (i) The Collateral Agent shall give such Debtor a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral of such Debtor, the time on or after which the private sale or other disposition is to be made; and

                  (ii) The notice shall be personally delivered or mailed,
            postage prepaid, to such Debtor as provided in Section 9, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral of such Debtor that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

            (j) The Collateral Agent or any other Secured Party may credit bid and purchase at any public sale;

            (k) The Collateral Agent may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral of such Debtor or to operate same and, to the maximum extent permitted by applicable law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

            (l) The Collateral Agent shall have all other rights and remedies available at law or in equity or pursuant to any other Indenture Document; and

            (m) Be entitled to any deficiency that exists after disposition of the Collateral as provided above by immediate payment from each Debtor. Any excess will be returned, without interest and subject to the rights of third Persons, by Collateral Agent to the applicable Debtor.

      6.2 REMEDIES CUMULATIVE. The rights and remedies of the Collateral Agent under this Agreement, the other Indenture Documents, and all other agreements shall be cumulative. The Collateral Agent shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Collateral Agent of one right or remedy shall be deemed an election, and no waiver by the Collateral Agent of any Event of Default shall be deemed a continuing waiver. No delay by the Collateral Agent shall constitute a waiver, election, or acquiescence by it.

7. TAXES AND EXPENSES.

            If any Debtor fails to pay any monies (whether taxes, assessments, rents, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, in each case, to the extent required under the terms of this Agreement, then, the Collateral Agent, in its sole discretion and without prior notice to such Debtor, may (but shall not be obligated to) do any or all of the following: (a) make payment of the same or any part thereof or (b) in the case of the failure to comply with Section 4.2 hereof, if an Event of Default shall occur and be continuing, obtain and maintain insurance policies of the type described in
Section 4.2 and take any action with respect to such policies as the Collateral Agent deems prudent. Any such amounts paid by the Collateral Agent shall constitute Obligations owing to the Collateral Agent and any such payments shall not constitute an agreement by the Collateral Agent to make similar payments or deposits in the future or a waiver by the Collateral Agent of any Event of Default under this Agreement. The Collateral Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

8. WAIVERS; INDEMNIFICATION.

      8.1 DEMAND; PROTEST. Each Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Collateral Agent on which such Debtor may in any way be liable.

      8.2 COLLATERAL AGENT'S LIABILITY FOR COLLATERAL OF EACH DEBTOR. Each Debtor hereby agrees that: (a) so long as the Collateral Agent complies with its obligations, if any, under the Code, the Collateral Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral of such Debtor, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral of such Debtor shall be borne by such Debtor.

      8.3 INDEMNIFICATION. Each Debtor shall, jointly and severally, pay, indemnify, defend, and hold the Collateral Agent-Related Persons (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Indenture Documents, or the transactions contemplated hereby or thereby, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement or any other Indenture Document, or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, such Debtor shall have no obligation to any Indemnified Person under this Section 8.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment in full of the Obligations or the Defeasance thereof. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which such Debtor was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by such Debtor with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

9. NOTICES.

            All notices and other communications hereunder to Collateral Agent shall be in writing and shall be mailed, sent or delivered in accordance with the Indenture and all notices and other communications hereunder to any Debtor shall be in writing and shall be mailed, sent or delivered in care of Company in accordance with the Indenture.

10. CHOICE OF LAW; JURY TRIAL WAIVER.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (b) EACH DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

11. AMENDMENTS; WAIVERS.

            11.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by any Debtor herefrom, shall be effective unless the same shall be in writing and signed by the Collateral Agent and such Debtor and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, the parties hereto agree that in the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC of separate financial statements of any Issuer whose Capital Stock constitute Collateral, the term "Excluded Capital Stock" shall be deemed amended (without further action or consent by any Debtor, Collateral Agent, the Trustee or any Holder) to the extent, and only to the extent, necessary to avoid the requirement of filing with the SEC of such separate audited financial statements of such Issuer, and for the avoidance of doubt, Collateral shall not include any Excluded Capital Stock as amended.

            11.2 NO WAIVERS; CUMULATIVE REMEDIES. No failure by the Collateral Agent to exercise any right, remedy, or option under this Agreement or any other Indenture Document, or delay by the Collateral Agent in exercising the same, will operate as a waiver thereof. No waiver by the Collateral Agent will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Collateral Agent on any occasion shall affect or diminish

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

the Collateral Agent's rights thereafter to require strict performance by each Debtor of any provision of this Agreement. The Collateral Agent's rights under this Agreement and the other Indenture Documents will be cumulative and not exclusive of any other right or remedy that the Collateral Agent may have.

12. GENERAL PROVISIONS.

      12.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by each Debtor and the Collateral Agent.

      12.2 SUCCESSORS. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that no party may assign this Agreement or any rights or duties hereunder other than pursuant to the terms of the Indenture.

      12.3 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

      12.4 INTERPRETATION; GOVERNMENT REGULATION. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Collateral Agent, any other Secured Party or any Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

      12.5 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

      12.6 COUNTERPARTS; ELECTRONIC EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

      12.7 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Obligations by any Debtor or the transfer by any Debtor to the Collateral Agent of any property of such Debtor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Collateral Agent is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Collateral Agent is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Collateral Agent related thereto, the liability of such Debtor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

      12.8 INTEGRATION. This Agreement, together with the other Indenture Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

      12.9 DEBTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding:

            (a) Debtors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

            (b) the exercise by Collateral Agent of any of its rights hereunder will not release any Debtor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

            (a) none of Collateral Agent, the Trustee or any Holder will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Agreement, nor will any such Person be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      12.10 COLLATERAL COMPRISED OF EQUITY INTERESTS OF SUBSIDIARIES. The provisions of the Pledge Agreement, as they relate to Collateral comprised of Equity Interests of Issuers that are Subsidiaries of any Debtor and the Excluded Capital Stock related thereto are incorporated by reference herein, mutatis mutandis.

      12.11 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the payment in full of all Obligations (other than contingent indemnification obligations) or the Defeasance thereof except as otherwise provided in the Indenture; (ii) be binding upon each Debtor and its successors and assigns, except as otherwise provided in the Indenture; and (iii) inure to the benefit of Collateral Agent and its successors, transferees, and assigns. Upon the payment in full of all Obligations (other than contingent indemnification obligations) or the Defeasance thereof, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the applicable Debtor and all restrictions imposed on the exercise by such Debtor of any of its rights with respect to any Excluded Capital Stock held by it shall be terminated. Upon any termination of any security interest referred to in this Section 12.11, Collateral Agent will, at Debtors' expense, execute and deliver to each Debtor such documents without recourse, representation or warranty as such Debtor shall reasonably request to evidence such termination.

      12.12 SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of Collateral Agent, all security interests hereunder, and all obligations of each Debtor hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of any of the Obligations or any other agreement or instrument relating thereto, including any of the Indenture Documents;

            (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Indenture Documents, or any other agreement or instrument relating thereto;

            (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations; or

            (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Debtor.

To the maximum extent permitted by law, each Debtor hereby waives any right to require Collateral Agent to: (A) proceed against or exhaust any security held from such Debtor; or (B) pursue any other remedy in Collateral Agent's power whatsoever.

      12.13 POSTPONEMENT OF SUBROGATION. Each Debtor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full of all Obligations (other than contingent indemnification obligations) or the Defeasance thereof. Subject to the terms of the Intercreditor Agreement, any amount paid to any Debtor on account of any payment made hereunder prior to the payment in full of all Obligations (other than contingent indemnification obligations) or the Defeasance thereof shall be held in trust for the benefit of Collateral Agent, the Holders and the Trustee and shall immediately be paid to Collateral Agent, to be distributed to the Trustee for application against the Obligations, whether matured or unmatured, in accordance with the terms of the Indenture. In furtherance of the foregoing, for so long as any Obligations (other than contingent indemnification obligations) remain outstanding or the Defeasance thereof shall not have been consummated, each Debtor shall refrain from taking any action or commencing any proceeding against Company or any other Debtor (or any of their respective successors or assigns, whether in connection with a Insolvency Proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to Collateral Agent, the Trustee or any Holder.

      12.14 INTERCREDITOR AGREEMENT.

            (a) The Liens granted hereunder in favor of Collateral Agent for the benefit of itself, the Trustee and the Holders in respect of the Collateral and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement.

            (b) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control.

            (c) Notwithstanding anything to the contrary herein, any provision hereof that requires any Debtor to (i) deliver any Collateral to Collateral Agent or (ii) provide that the Collateral Agent have control over such Collateral may be satisfied by (A) the delivery of such Collateral by such Debtor to the Administrative Agent for the benefit of the Lenders and Collateral Agent for the benefit of itself, the Trustee and the Holders pursuant to Section
3.03 of the Intercreditor Agreement and (B) providing that the Administrative Agent be provided with control with respect to such Collateral of such Debtor for the benefit of the Lenders and Collateral Agent for the benefit of itself, the Trustee and the Holders pursuant to Section 3.03 of the Intercreditor Agreement.

                          [Signature pages to follow.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                              VISKASE COMPANIES, INC.,
                                                  a Delaware corporation

                                              By: /s/ Gordon S. Donovan
                                                  ------------------------------
                                                  Title:

                                              LASALLE BANK NATIONAL ASSOCIATION,
                                                  as Collateral Agent

                                              By: /s/
                                                  ------------------------------
                                                  Title: First Vice President

                                  SCHEDULE 3.4

                       LOCATION OF INVENTORY AND EQUIPMENT

625 Willowbrook Centre Parkway
Willowbrook, Illinois 60527 (Du Page County)

280 Shore Drive
Burr Ridge, Illinois 60521 (Du Page County)

106 Blair Bend Drive
Loudon, Tennessee 37774 (Loudon County)

222 East State Highway 198
Osceola, Arkansas 72370-9704 (Mississippi County)

102 East Bailie Street
Kentland, Indiana 47951 (Newton County)

1100 Westlake Parkway
       Atlanta, GA 30336 (Fulton)

176 Dingens Street
       Buffalo, NY 14206 (Erie)

3146 South Chestnut
       Fresno, CA 93725 (Fresno)

3507 West U.S. Highway 24
       Remington, IN 47977 (Jasper)

1502 Quebec Avenue
Saskatoon, Saskatchewan S7K 3P4
Canada

150 Colborne Street East
Lindsay, Ontario K9V 6K4
Canada

Inland Star Distribution
3146 South Chestnut
Fresno, CA 93745
(Public Warehouse)

Smith Transport
3507 W. U.S. Highway 24
Remington, IN 47977
(Public Warehouse)

Warehouse Basics
1100 Westlake Parkway
Atlanta, GA 30336
(Public Warehouse)

Burnham (Canada) Ltd.
1502 Quebec Avenue
Saskatoon, SK S7K1V7
(Public Warehouse)

Niagara Tying Service
176 Dingens St
Buffalo, NY 14206
(Converter)

Casing Tying Service, Inc.
39 Atlantic Street
Garfield, NJ 07026
(Converter)

Hutchinson Tie Service, Inc.
6514 S. Lavergne Street
Bedford Park, IL 60638
(Converter)

Scotnet
801 William Lane
Reading, PA 19604
(Converter)

Murray's Warehousing
1011 Floral Ln
Davenport, IA 52808
(Customer's Public Warehouse)

Love Box Co.
2500 N. Stadium Blvd, Bldg 4
Columbia, MO 65202
(Customer's Public Warehouse)

Vienna Sausage Mfg. Co.
2501 N. Damen Ave.
Chicago, IL 60647
(Customer)

Cumberland Gap Provision Co.
South 23rd Street
Middlesboro, KY 40965
(Customer)

Dakota Pork Industries
915 East Havens Street
Mitchell, SD 57301
(Customer)

Kunzler & Co. Inc.
648-652 Manor Street
Lancaster, PA 17604
(Customer)

Gwaltney of Smithfield LTD
2175 Elmhurst Lane
Portsmouth, VA 23701
(Customer)

Bar-S-Foods Co.
211 South Locust Street
Clinton, OK 73601
(Customer)

Best Kosher Foods Corp.
3944 S. Morgan Street
Chicago, IL 60609
(Customer)

John Morrell & Company
1400 N. Weber Avenue
Sioux Falls, SD 57117
(Customer)

The Dial Corporation
Route US 61 South
Fort Madison, IA 52627
(Customer)

Hillshire Farms & Kahn's Co.
3241 Spring Grove
Cincinnati, OH 45225
(Customer)

IBP Foods Inc.
2000 Oak Industrial Drive NE
Grand Rapids, MI 49505
(Customer)

St. Joseph Foods
5807 Mitchell Avenue
Saint Joseph, MO 64507
(Customer)

Berks Packing Company, Inc.
319 Bingaman Street
Reading, PA 19610
(Customer)

Conagra Broiler Company
1350 Bloomingdale Road
Queenstown, MD 21658
(Customer)

                                 SCHEDULE 3.6(a)

                             STATES OF ORGANIZATION

     NAME OF DEBTOR               STATE OF ORGANIZATION
-----------------------           ---------------------
Viskase Companies, Inc.           Delaware

                                 SCHEDULE 3.6(b)

                             CHIEF EXECUTIVE OFFICE

    NAME OF DEBTOR                           CHIEF EXECUTIVE OFFICE
----------------------            --------------------------------------------
Viskase Companies, Inc.           625 Willowbrook Centre Parkway
                                  Willowbrook, Illinois 60527 (Du Page County)

                                 SCHEDULE 3.6(c)

                      ORGANIZATIONAL IDENTIFICATION NUMBERS

     NAME OF DEBTOR                      ORGANIZATIONAL I.D. NUMBER
-----------------------                  --------------------------
Viskase Companies, Inc.                  0757401

                                 SCHEDULE 3.6(d)

                             COMMERCIAL TORT CLAIMS

None.

                                 SCHEDULE 3.7(b)

                     CAPITALIZATION OF DEBTOR'S SUBSIDIARIES

                                                                                                        NUMBER &
                                                                                                     PERCENTAGE OF
                                                                       NUMBER OF                      OUTSTANDING
             NAME OF                                                     SHARES                      SHARES OWNED BY
             ENTITY                 JURISDICTION                       AUTHORIZED                      BORROWER
---------------------------------  --------------                 --------------------           ------------------------
Viskase Films, Inc.
[Dormant]                          Delaware                       100                            100

                                                                                                 (100%)

WSC Corp. d/b/a Wisconsin Steel
Company                            Delaware                       1,000                          1,000

                                                                                                 (100%)

Viskase Europe Limited             United Kingdom                 30,000,000                     30,000,000
                                                                                                 (100%)

Viskase Brasil Embalagens Ltda.    Brazil                         33,956,830                     27,335,248
                                                                                                 (81%)

Viskase Canada Inc.                Canada                         Common: Unlimited              20 Common
                                                                  Preferred: Unlimited           (100%)
                                                                                                 480,000 Preferred (100%)

Viskase S.A.S.                     France                         429,543                        429,543
(owned by Viskase Europe Limited)                                                                (100%)

Viskase GMBH                       Germany                        1                              1
(owned by Viskase S.A.S.)                                                                        (100%)

Viskase SpA                        Italy                          45,000                         45,000
(owned by Viskase S.A.S.)                                                                        (100%)

Viskase Polska SP.Z0.0             Poland                         300                            300
(owned by Viskase S.A.S.)                                                                        (100%)

Viskase Holdings Limited           United Kingdom                 1,900,100                      20
(owned by Viskase S.A.S.)                                                                        (100%)

Viskase International Limited      United Kingdom                 6,895,895                      6,895,895
(Dormant to be dissolved by 2005)                                                                (100%)
(owned by Viskase Holdings
Limited)

Viskase Limited                    United Kingdom                 16,895,620                     16,895,620
(owned by Viskase Holdings                                                                       (100%)
Limited)

Viskase (UK) Limited               United Kingdom                 6,308,114                      6,308,114
(Dormant to be dissolved by 2005)                                                                (100%)
(owned by Viskase (UK) Limited)

                                  SCHEDULE 3.9

                              INTELLECTUAL PROPERTY

Patents:

See attached list.

Trademarks and Servicemarks:

See attached list.

Copyrights:

                                               If Foreign
                                              Registration,
Description       Application No.                Country       Issue Dates
-----------       ---------------             -------------    -----------
NONE
-----------       --------------------------------------------------------
-----------       --------------------------------------------------------
-----------       --------------------------------------------------------
-----------       --------------------------------------------------------

License Agreement:

Nucel(R) Agreement, a license to use certain casing manufacturing technology from Courtaulds Fibres (Holdings) Limited. Technology not currently being used by Viskase.

                                  SCHEDULE 3.10


                     DEPOSIT ACCOUNTS AND SECURITY ACCOUNTS

Type of                                Account
Account        Name of Institution      Number                   Branch Address                        Description of Account
-------        ---------------------   -------          -----------------------------------   --------------------------------------
A              LaSalle Bank N.A.       58003-60526      135 S. LaSalle St.                    Master Sweep Account
                                                        Chicago, Illinois

A              LaSalle Bank N.A.       55900-31698      135 S. LaSalle St.                    Controlled Disbursement Account
                                                        Chicago, Illinois

A              LaSalle Bank N.A.       60003-60526      135 S. LaSalle St.                    Overnight Investment Account linked to
                                                        Chicago, Illinois                     Master Sweep Account

A              LaSalle Bank N.A.       86007-55916      135 S. LaSalle St.                    Restricted Cash - LC
                                                        Chicago, Illinois

A              Wells Fargo Bank        10214200         Sixth & Marquette                     Restricted Cash
                                                        Minneapolis, MN 55479

B              First Central Bank      003-471-9        Knoxville, TN                         Operating Account

B              Union Planters Bank     282576           303 West Hale Street                  Operating Account
                                                        Osceola, AR 72370

B              Kentland Bank           018-711          111 North Fourth Street               Operating Account
                                                        Kentland, IN 47951

B              LaSalle Bank N.A.       58001-71395      135 S. LaSalle St.                    Domestic Lockbox Deposit Account
                                                        Chicago, Illinois 60603

A              Toronto Dominion Bank   0368-5201733     55 King St. W., Toronto ON  M5K 1A2   General


A = Primary checking account/operating account

B = Petty cash, payroll or zero-balance account

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
010831      8   US    01/13/1989  09/19/1989       298277     4867204  Granted    IMPROVED TUBULAR CELLULOSIC FOOD
012325          CA    02/18/1983  04/30/1985     421966-0     1188173  Granted    CONTROLLABLY MOISTURIZED MOLD RE
012540          CA    09/02/1983  01/13/1987     436014-1     1216459  Granted    PACKAGE ARTICLE FOR AUTOMATICALL
012541          CA    09/02/1983  11/12/1986     436015-0     1213775  Granted    METHOD AND APPARATUS FOR AUTOMA
012542          CA    09/02/1983  06/03/1986     436013-3     1205321  Granted    ARTICLE FOR USE IN AUTOMATICALLY A
012574      4   CA    10/01/1982  10/29/1985     41264303     1195872  Granted    TAR DEPLETED LIQUID SMOKE AND TREA
012678      1   US    02/13/1985  07/07/1987       701233        H304  Granted    PRINTING INK FOR USE ON FLEXIBLE FIL
012834          CA    08/18/1983  06/10/1986     434846-0     1205669  Granted    COMPOSITE SHIRRED CASING ARTICLE A
012896      1   CA    10/01/1982  05/21/1985     412676-9     1187324  Granted    TAR-DEPLETED LIQUID SMOKE TREATME
012896'     2   US    11/30/1983  09/02/1986       556443     4609559  Granted    TAR-DEPLETED LIQUID SMOKE TREATME
012982      1   CA    09/27/1984  06/21/1988     464185-0     1238230  Granted    FOOD CASING AND METHOD OF PREPARI
012982      1   US    01/26/1984  06/24/1986       573367     4596727  Granted    FOOD CASING AND METHOD OF PREPARI
012984      1   CA   10/01;/1982  05/07/1985     412653-0     1186555  Granted    TAR-DEPLETED LIQUID SMOKE TREATME
012986          CA    04/23/1982  04/23/1985     401525-8     1185838  Granted    LIQUID COATING METHOD AND APPARAT
013154      A   CA    11/21/1985  05/31/1988     495950-7     1237324  Granted    STUFFING METHOD AND APPARATUS.
013154          CA    04/23/1982  02/11/1986     401524-0     1200420  Granted    STUFFING METHOD AND APPARATUS.
013155      2   CA    04/23/1982  10/22/1985     401523-1     1195544  Granted    CORED HIGH DENSITY SHIRRED CASINGS
013155      2   DE    04/29/1982  07/29/1993   P3216011.9   3216011.9  Granted    CORED HIGH DENSITY SHIRRED CASINGS
013155      2   MX    04/30/1982  01/09/1990       192526      160224  Granted    CORED HIGH DENSITY SHIRRED CASINGS
013155      4   US    08/02/1985  08/13/1991       761675     5038832  Granted    CORED HIGH DENSITY SHIRRED CASINGS
013217      2   US    07/13/1989  08/28/1990       380709     4951715  Granted    TENSION SLEEVE SUPPORTED CASING A
013217          CA    05/21/1982  03/05/1985     403499-6     1183396  Granted    TENSION SLEEVE SUPPORTED CASING A
013218          MX    07/16/1982  12/12/1989       193630      160148  Granted    HIGH COHERENCY SHIRRED CASINGS.
013218          US    07/17/1981  03/17/1987       283244     4649961  Granted    HIGH COHERENCY SHIRRED CASINGS.
013218          CA    06/30/1982  06/10/1986     406366-0     1205670  Granted    HIGH COHERENCY SHIRRED CASINGS.
013218      1   US    09/05/1986  07/12/1988       903919     4756057  Granted    HIGH COHERENCY SHIRRED CASINGS.
013308      1   US    09/08/1982  02/25/1986       415862     4572098  Granted    LIQUID SMOKE IMPREGNATION OF FIBRO
013309          IT    09/10/1982  12/31/1986    23205A/82     1152388  Granted    LIQUID SMOKE-IMPREGNATED FIBROUS
013309          BE    09/10/1982  03/10/1983       208994      894373  Granted    LIQUID SMOKE-IMPREGNATED FIBROUS
013309          CA    08/13/1982  09/04/1984     409414-0     1173695  Granted    LIQUID SMOKE-IMPREGNATED FIBROUS
013309          FI    09/08/1982  10/27/1986      82-3104       70776  Granted    LIQUID SMOKE-IMPREGNATED FIBROUS
013309          FR    09/10/1982  02/17/1986     82-15366    82-15366  Granted    LIQUID SMOKE-IMPREGNATED FIBROUS

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
013521          CA    02/09/1984  11/12/1986     447123-7     1213770  Granted    TAR-DEPLETED, CONCENTRATED, LIQUID
013646          B3    02/13/1984  09/17/1986   84101439.2     0118784  Granted    INHIBITION OF DISCOLORATION ON CELL
013646          CA    01/25/1984  10/14/1986     445988-1     1212570  Granted    INHIBITION OF DISCOLORATION ON CELL
013646          FI    02/13/1984  03/10/1988      84-0563       74593  Granted    INHIBITION OF DISCOLORATION ON CELL
013646          FR    02/13/1984  09/17/1986   84101439.2     0118784  Granted    INHIBITION OF DISCOLORATION ON CELL
013646          DE    02/13/1984  09/17/1986   84101439.2  P3460726.9  Granted    INHIBITION OF DISCOLORATION ON CELL
013646          GB    02/13/1984  09/17/1986   84101439.2     0118784  Granted    INHIBITION OF DISCOLORATION ON CELL
013687          SE    12/30/1986  09/02/1987   03110536.6     0107190  Granted    METHOD AND APPARATUS FOR COMPAC
013687          MX    10/21/1983  01/27/1989       199173      158374  Granted    METHOD AND APPARATUS FOR COMPAC
013687      1   MX    07/30/1985  08/27/1986       206149      182493  Granted    METHOD AND APPARATUS FOR COMPAC
013687          NO    10/21/1983   12/071988      83-1861      159132  Granted    METHOD AND APPARATUS FOR COMPAC
013687          ES    10/21/1983  06/25/1984       526637      526637  Granted    METHOD AND APPARATUS FOR COMPAC
013687          NL    10/21/1983  09/02/1987   83110536.6     0107190  Granted    METHOD AND APPARATUS FOR COMPAC
013687      B   ES    06/01/1984  02/13/1986       279639      279639  Granted    METHOD AND APPARATUS FOR COMPAC
013687          OK    10/21/1983  05/11/1992      4851/83      162568  Granted    METHOD AND APPARATUS FOR COMPAC
013687          CH    10/21/1983  09/02/1987   83110536.6     0107190  Granted    METHOD AND APPARATUS FOR COMPAC
013687          GB    10/21/1983  09/02/1987   83110538.6     0107190  Granted    METHOD AND APPARATUS FOR COMPAC
013687          US    10/22/1982  04/01/1986       436057     4578842  Granted    METHOD AND APPARATUS FOR COMPAC
013387      A   ES    06/01/1984  12/14/1984       533048      533048  Granted    METHOD AND APPARATUS FOR COMPAC
013687          DE    10/21/1983  09/02/1987   83110538.6  P3373259.0  Granted    METHOD AND APPARATUS FOR COMPAC
013687          FI    10/20/1983  08/08/1988      83-3840       75723  Granted    METHOD AND APPARATUS FOR COMPAC
013687      A   GA    04/20/1988  10/06/1992       564579     1308296  Granted    METHOD AND APPARATUS FOR COMPAC
013687      1   ES    07/03/1985  04/15/1991       533048      533048  Granted    METHOD AND APPARATUS FOR COMPAC
013687          GA    09/30/1983  08/23/1988     438092-4     1240878  Granted    METHOD AND APPARATUS FOR COMPAC
013687          BE    10/21/1983  09/02/1987   83110536.6     0107190  Granted    METHOD AND APPARATUS FOR COMPAC
013687      1   AU    10/11/1985  12/09/1987     48580/85      563259  Granted    METHOD AND APPARATUS FOR COMPAC
013687      1   US    02/13/1985  09/01/1987       701309     4690173  Granted    METHOD AND APPARATUS FOR COMPAC
013687          FR    10/21/1983  09/02/1987   83110536.6     0107190  Granted    METHOD AND APPARATUS FOR COMPAC
013774          ES    03/30/1984  09/30/1988       291992      291992  Granted    SHIRRED CASING STICK ARTICLE WITH E
013774      B   ES    07/01/1985  11/14/1986       544762      544762  Granted    SHIRRED CASING STICK ARTICLE WITH E
013774          BE    03/30/1984  09/07/1988   84103560.3     0123933  Granted    SHIRRED CASING STICK ARTICLE WITH E
013774      A   ES    07/01/1985  11/14/1986       544761      544761  Granted    SHIRRED CASING STICK ARTICLE WITH E

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
013775          CA    03/30/1984  02/16/1988     451038-1     1232788  Granted    ARTICLE, METHOD FOR CONTROLLING C
013786          CA    11/23/1984  09/20/1986     468577-8     1242060  Granted    TUBULAR CORE FOR SHIRRED CASING A
013836          CA    06/18/1985  01/17/1989     484358-4     1248813  Granted    COMPOSITE SHIRRED CASING ARTICLE
013836      1   US    04/04/1984  06/10/1986       595601     4594251  Granted    PREPARATION OF TAR-DEPLETED LIQUID
013836      1   CA    04/13/1984  10/06/1987     451996-1     1227690  Granted    PREPARATION OF TAR-DEPLETED LIQUID
013924      A   CA    08/18/1988  09/26/1989       575299     1260757  Granted    STUFFING METHOD AND APPARATUS.
013924          CA    05/18/1984  11/15/1988       454756     1244709  Granted    STUFFING METHOD AND APPARATUS.
013924      2   US    07/22/1956  03/17/1987       885753    46496602  Granted    STUFFING METHOD AND APPARATUS
014328          CA    02/08/1985  09/08/1987     473968-0     1226473  Granted    METHOD AND APPARTUS FOR CONTRO
014571          CA    06/18/1985  09/26/1989     484361-4     1261196  Granted    CELLULOSIC FOOD CASINGS.
014848          CA    09/08/1987  05/25/1993       546302     1318175  Granted    FLAT STOCK FIBROUS CELLULOSIC FOO
014995          CA    04/09/1986  05/23/1989       506169     1254439  Granted    DISPOSABLE TENSION SLEEVE FOR A ST
015221          CH    08/03/1989  10/05/1994   89114385.1     0354482  Granted    BURNISHED END SHIRRED CASING STICK
015221          US    08/08/1988  10/17/1989       229661     4873748  Granted    BURNISHED END SHIRRED CASING STICK
015221          FR    08/03/1989  10/05/1994   89114385.1     0354483  Granted    BURNISHED END SHIRRED CASING STICK
015221          BE    08/03/1989  10/05/1994   89114385.1     0354483  Granted    BURNISHED END SHIRRED CASING STICK
015221          GB    08/03/1989  10/05/1984   89114385.1     0354482  Granted    BURNISHED END SHIRRED CASING STICK
015221          CA    08/04/1989  12/27/1994       607604     1333673  Granted    BURNISHED END SHIRRED CASING STICK
015221          DE    08/03/1989  10/05/1994   89114385.1  P68918654.  Granted    BURNISHED END SHIRRED CASING STICK
015221          JP    08/02/1989  08/02/1986    199521/89     2087593  Granted    BURNISHED END SHIRRED CASING STICK
015221          AT    08/03/1989  10/05/1994   89114385.1     0354483  Granted    BURNISHED END SHIRRED CASING STICK
015347          CA    03/19/1987  01/28/1992       532525     1294818  Granted    END CLOSURE FOR SHIRRED CASING STI
015347      1   US    06/16/1987  07/26/1988       062750     4759100  Granted    END CLOSURE FOR SHIRRED CASING STI
015347          GB    03/20/1987  09/19/1990   87104129.9     0239029  Granted    END CLOSURE FOR SHIRRED CASING STI
015347          DE    03/20/1987  09/19/1990   87104129.8  P3764984.1  Granted    END CLOSURE FOR SHIRRED CASING STI
015347          JP    03/23/1987  02/17/1993    065921/87     1732797  Granted    END CLOSURE FOR SHIRRED CASING STI
015347          BE    03/20/1987  09/19/1990   87104129.9     0239029  Granted    END CLOSURE FOR SHIRRED CASING STI
015347          ES    03/20/1987  09/19/1990   87104129.9     0239029  Granted    END CLOSURE FOR SHIRRED CASING STI
015347          US    03/21/1986  09/15/1987       842225     4693280  Granted    END CLOSURE FOR SHIRRED CASING STI
015347          FR    03/20/1987  09/19/1990   87104129.9     0239029  Granted    END CLOSURE FOR SHIRRED CASING STI
020002      1   US    04/19/1988  04/04/1989       183214     4818551  Granted    LIQUID SMOKE IMPREGNATED SHIRRED
020003          CA    10/07/1987  01/23/1990       548610     1264599  Granted    CLAMP MEANS FOR STUFFING MACHINE

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020005          CA    07/28/1987  07/11/1989       543180     1257134  Granted    DISPOSABLE TENSION SLEEVE FOR A ST
020006      1   US    01/19/1988  10/18/1980       145083     4778639  Granted    CARAMEL-CONTAINING CELLULOSIC ART
020006      2   US    01/19/1988  11/01/1988       144984     4781931  Granted    CARAMEL-CONTAINING CELLULOSIC ART
020006          US    10/20/1986  07/12/1988       920381     4756914  Granted    CARAMEL-CONTAINING CELLULOSIC ART
020006          MX    10/19/1987  10/19/1987         8897      168651  Granted    CARAMEL-CONTAINING CELLULOSIC ART
020006          CA    10/15/1987  05/25/1993       549353     1318176  Granted    CARAMEL-CONTAINING CELLULOSIC ART
020016          US    04/16/1987  08/30/1988       039197     4766645  Granted    SIZE CONTROL SYSTEM FOR STUFFING
020026          US    08/31/1987  03/27/1990       091172     4911963  Granted    MULTILAYER FILM CONTAINING AMORPH
020026      1   US    03/26/1990  12/31/1991       498876     5077109  Granted    MULTILAYER FILM CONTAINING AMORPH
020027          US    01/06/1988  07/25/1989       141226     4851290  Granted    MULTILAYER FILM CONTAINING AMORPH
020027          CA    01/05/1989  10/18/1994       587614     1332581  Granted    MULTILAYER FILM CONTAINING AMORPH
020028          CA    09/08/1988  01/28/1992       576768     1294748  Granted    METHOD AND APPARATUS FOR SHIRRIN
020028          BE    09/14/1988  01/08/1992   88114998.3     0314905  Granted    METHOD AND APPARATUS FOR SHIRRIN
020028          US    11/02/1987  09/27/1988       115721     4773127  Granted    METHOD AND APPARATUS FOR SHIRRIN
020028          ES    09/14/1988  01/08/1992   88114998.3     2027745  Granted    METHOD AND APPARATUS FOR SHIRRIN
020030          BE    08/22/1989  05/10/1995   89115458.5     0358038  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030      1   US    04/16/1991  09/06/1994       685950     5344679  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          IT    08/22/1989  05/10/1995   89115458.5  26401BE/95  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          GB    08/22/1989  05/10/1995   89115458.5     0358038  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          US    08/23/1988  10/01/1991       235258     5053259  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          NL    08/22/1989  05/10/1995   89115458.5     0358038  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          FR    08/22/1989  05/10/1995   89115458.5     0358038  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          SE    08/22/1989  05/10/1995   89115458.5     0358038  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          AT    08/22/1989  05/10/1995   89115458.5     0358038  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          CA    08/17/1989                   608589              PENDING    AMORPHOUS NYLON COPOLYMER & COP
020030      2   US    06/30/1994  01/02/1996       268359     5480945  Granted    AMORPHOUS NYLON COPOLYMER & COP
020030          DE    08/22/1989  05/10/1995   89115458.5  P68922554.  Granted    AMORPHOUS NYLON COPOLYMER & COP
020031          SE    11/09/1988  03/11/1992   88118642.3     0315965  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          BE    11/09/1988  03/11/1992   88118642.3     0315965  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031      1   US    09/07/1989  07/09/1991       403964     5030464  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          US    11/09/1987  12/26/1989       117863     4889751  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          FR    11/09/1988  03/11/1992   88118642.3     0315965  Granted    LIQUID SMOKE IMPREGNATED PEELABLE

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020031          JP    11/09/1988  02/26/1986    283504/88     2022878  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          DE    11/09/1988  03/11/1992   88118642.3  P3869063.2  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          GB    11/09/1988  03/11/1992   88118642.3     0315965  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          CA    11/08/1988  05/24/1994       582677     1329721  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          IT    11/09/1988  03/11/1992   88118642.3     0315965  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          AT    11/09/1988  03/11/1992   88118642.3     0315965  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020031          FI    11/08/1988  04/11/1994      88/5134       90817  Granted    LIQUID SMOKE IMPREGNATED PEELABLE
020035          US    04/18/1988  06/13/1989       182531     4837897  Granted    MEAT PRODUCT PACKAGE CONTAINING
020057          US    05/06/1988  01/28/1992       191100     5084283  Granted    FOOD CASING FOR MAKING INDICIA BEA
020057          CA    05/05/1989  04/11/1995       598838     1335184  Granted    FOOD CASING FOR MAKING INDICIA BEA
020068          US    10/13/1989  04/28/1992       420854     5108804  Granted    BUFFERED ACID-TREATED FOOD CASING.
020068      2   US    03/12/1992  05/04/1993       851383     5207609  Granted    BUFFERED ACID-TREATED FOOD CASING.
020068      1   US    03/12/1992  05/04/1993       851385     5207608  Granted    BUFFERED ACID-TREATED FOOD CASING.
020073          BE    07/31/1989  05/18/1994   89114135.0     0353697  Granted    METHOD & APPARATUS FOR SEVERING S
020073          FR    07/31/1989  04/18/1994   89114135.0     0353697  Granted    METHOD & APPARATUS FOR SEVERING S
020073          DE    07/31/1989  04/18/1994   89114135.0  P68915360.  Granted    METHOD & APPARATUS FOR SEVERING S
020073          GB    07/31/1989  04/18/1994   89114135.0     0353697  Granted    METHOD & APPARATUS FOR SEVERING S
020073          JP    07/31/1989  09/19/1996    197031/89     2562969  Granted    METHOD & APPARATUS FOR SEVERING S
020073          US    08/01/1988  12/12/1989       226635     4885821  Granted    METHOD & APPARATUS FOR SEVERING S
020073          CA    07/31/1989  10/26/1993       607050     1323476  Granted    METHOD & APPARATUS FOR SEVERING S
020079      2   US    02/01/1990  06/04/1991       473550     5021252  Granted    FOOD BODY WITH SURFACE COLOR INDI
020079      3   US    02/01/1990  09/17/1991       473553     5049399  Granted    FOOD BODY WITH SURFACE COLOR INDI
020079      1   US    02/01/1990  07/09/1991       473549     5030486  Granted    FOOD BODY WITH SURFACE COLOR INDI
020079          US    12/16/1988  04/17/1990       285454     4917924  Granted    FOOD BODY WITH SURFACE COLOR INDI
020079          CA    05/05/1989  01/31/1995       598839     1334141  Granted    FOOD BODY WITH SURFACE COLOR INDI
020085      1G  EP    11/13/2000               00124260.1              PENDING    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   FR    02/16/1990  04/28/1990  90-103033.8     0384319  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   JP    02/21/1990  06/26/1998    90-038541     2794318  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   FI    02/20/1990  09/15/2000      90-0844      105525  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   DE    02/16/1990  04/28/1999  90-103033.8  6903307070  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   AT    02/16/1990  04/28/1999  90-103033.8     0384319  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   CA   '02/14/1990  11/16/1999    2009990-9     2009998  Granted    ANTIMICROBIAL FILM & METHOD FOR SU

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020085      1   AU    02/20/1990  06/23/1994     53023/94      646797  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   BE    02/16/1990  04/28/1999  90-103033.8     0384319  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1A  GB    08/08/1996  08/16/2001   96112759.4     0750853  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1A  FR    08/08/1996  08/16/2001   96112759.4     0750853  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   NZ    02/13/1990  02/21/1994       244737      244737  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   ES    02/16/1990  04/28/1999  90-103033.8  ES2132059T  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      6   US    04/23/1993  11/12/1998       051260     5573801  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1A  NZ    10/14/1992  02/17/1994       244737      244737  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1A  AU    01/05/1994  04/30/1995     94-53023      665646  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   IT    02/16/1990  04/28/1999  90-103033.8     0384319  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1A  DE    08/08/1996  04/30/2001   96112759.4  6903377850  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      5   US    04/23/1993  11/12/1996       051259     5573800  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      7   US    04/23/1993  11/12/1995       051258     5573797  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1A  BE    08/08/1996  08/16/2001   98112759.4     0750853  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020085      1   GB    02/16/1990  04/28/1999  90-103033.8     0384319  Granted    ANTIMICROBIAL FILM & METHOD FOR SU
020087      1   JP    01/10/1980  07/10/1996    90-001854     2068753  Granted    STUFFING METHOD AND APPARATUS.
020087      1   US    10/26/1989  10/06/1992       425435     5152712  Granted    STUFFING METHOD AND APPARATUS
020087      2   US    12/01/1989  02/12/1991       442469     4991260  Granted    STUFFING METHOD AND APPARATUS
020087      1   CA    12/18/1989  01/17/1995    2005808-1     2005808  Granted    STUFFING METHOD AND APPARATUS
020093      1   US    08/30/1990  02/04/1992       574850     5085890  Granted    FOOD BODY WITH SURFACE COLOR INDI
020093      2   US    08/30/1990  07/16/1991       574971     5032416  Granted    FOOD BODY WITH SURFACE COLOR INDI
020093      2   CA    05/05/1989  01/31/1995       596836     1334140  Granted    FOOD BODY WITH SURFACE COLOR INDI
020093      1   CA    05/05/1989  01/31/1995       598840     1334142  Granted    FOOD BODY WITH SURFACE COLOR INDI
020097          US    07/11/1990  07/27/1993       551225     5230933  Granted    ACID RESISTANT PEELABLE CASING.
020104          US    01/12/1990  11/20/1990       463768     4970758  Granted    STUFFING METHOD AND APPARATUS.
020111          JP    08/07/1991  10/09/1998    91-221190     2836042  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          MX    08/07/1991  04/05/1995     91/00573      177547  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          BR    08/06/1991  02/23/1999  P19103380-2 P19103380-2  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          CA    07/19/1991  04/21/1998      2047477     2047477  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          IT    08/06/1991  04/26/1995   91113147.6  28148BE/95  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          FR    08/06/1991  04/26/1995   91113174.6     0473952  Granted    COLORED CELLULOSIC CASING WITH CL.
020111      A   MX    08/07/1991               1995000317              Pending    COLORED CELLULOSIC CASING WITH CL.

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020111      2   US    12/21/1992  04/04/2000    07/993551     6045848  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          AU    08/07/1991  12/06/1994     81693/91      652167  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          ES    08/06/1991  04/26/1995   91113174.6  ES2071874T  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          ZA    07/24/1991 04/29/19982      91/5812     91/5812  Granted    COLORED CELLULOSIC CASING WITH CL.
020111      1   US    06/09/1992  02/06/2001    07/898373   618382681  Granted    COLORED CELLULOSIC CASING WITH CL.
020111          DE    08/06/1991  04/26/1995   91113174.6 691212.5-08  Granted    COLORED CELLULOSIC CASING WITH CL.
020115          PT    09/17/1991  11/12/1997        98993       98993  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          BE    09/14/1991  05/08/1996   91115622.2     0476553  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          DK    09/14/1991  05/08/1998   91115622.2     0476553  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          FR    09/14/1991  05/08/1998   81115622.2     0476553  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          US    09/18/1990  10/26/1993       584563     5256458  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          NZ    09/04/1991  09/01/1993       239662      239662  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115      1   US    06/15/1992  04/19/1994       076888     5304385  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          MX    09/17/1991  08/01/1994     09/01115      175499  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          DE    09/14/1991  05/08/1996   91115622.2  69119334.7  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          GB    09/14/1991  05/08/1996   91115622.2     0476553  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          CA    08/30/1991  10/10/1995      2050453     2050453  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          BR    09/18/1991  05/16/2000  P19103999-1   P19103999  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          AU    09/17/1991  11/29/1994     84502/91      651994  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          NL    09/14/1991  05/08/1996   91115622.2     0476553  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          AT    09/14/1991  05/08/1996   91115822.2     0478553  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          ES    09/14/1991  05/08/1996   91115622.2  ES 2088448  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115          ZA    09/03/1991  05/27/1992      91/6887     91/6887  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020115      1   US    06/15/1993  04/19/1994       076688     5304385  Granted    SHIRRED THERMOPLASTIC CASING HAVI
020120      1   CA    03/03/1993  10/16/2001      2090684     2090884  Granted    CELLULOSIC ARTICLE CONTAINING AN O
020120      1   MX    03/04/1993                 93-01216              Pending    CELLULOSIC ARTICLE CONTAINING AN O
020120      1   US    02/10/1993  10/25/1994       015751     5358765  Granted    CELLULOSIC ARTICLE CONTAINING AN O
020120      1   BR    03/04/1993  07/11/2000  P19300746-9 P19300746-9  Granted    CELLULOSIC ARTICLE CONTAINING AN O
020120      1   JP    03/04/1993  06/26/1998    93-069438     2794377  Granted    CELLULOSIC ARTICLE CONTAINING AN O
020120      1   GB    03/03/1993  09/25/1996   93301625.5     0559456  Granted    CELLULOSIC ARTICLE CONTAINING AN O
020120      1   DE    03/03/1993  09/25/1996   93301625.5  69304956.1  Granted    CELLULOSIC ARTICLE CONTAINING AN O
020120      2   US    07/26/1994  11/26/1995       280744     5470519  Granted    CELLULOSIC ARTICLE CONTAINING AN O

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020120      1   FI    03/03/1993  05/15/2001       930930      106913  Granted    CELLULOSIC ARTICLE CONTAINING AN O
020120          DE    03/03/1993  09/25/1996   93301625.5  69304956.1  Granted    CELLULOSIC ARTICLE CONTAINING AN O
020122          US    07/01/1991  07/27/1993       724058     5230651  Granted    METHOD AND APPARATUS FOR SEVERIN
020127      2   FR    08/05/1992  11/15/1995   92113356.7     0537435  Granted    METHOD AND APPARATUS FOR SEVERIN
020127      2   ES    08/05/1992  11/15/1995   92113356.7  ES2079754T  Granted    METHOD AND APPARATUS FOR SEVERIN
020127      2   BR    07/15/1992  04/29/1997 PI-9202691-5  PI 9202691  Granted    METHOD AND APPARATUS FOR SEVERIN
020127      2   DE    08/05/1992  11/15/1995   92113356.7  69206101.0  Granted    METHOD AND APPARATUS FOR SEVERIN
020127      2   CA    06/12/1992  04/22/1997      2071184     2071184  Granted    METHOD AND APPARATUS FOR SEVERIN
020127      2   BE    08/05/1992  11/15/1995   92113356.7     0537435  Granted    METHOD AND APPARATUS FOR SEVERIN
020127          US    10/15/1991  09/08/1992       775861     5145449  Granted    METHOD AND APPARATUS FOR SEVERIN
020127      1   US    04/15/1992  12/22/1992       668431     5173074  Granted    METHOD AND APPARATUS FOR SEVERIN
020130          JP    12/21/1992  10/03/1996    05-512450     2568156  Granted    CELLULOSE FOOD CASING METHOD AND
020130          AT    12/21/1992  01/29/1997   93901268.6     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130          CH    12/21/1992  01/29/1997   93901268.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130          GB    12/21/1992  01/29/1997   93901268.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130          BE    12/21/1992  01/29/1997   93901238.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130          FR    12/21/1992  01/29/1997   93901268.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130          DE    12/21/1992  01/29/1997   93901268.8  69217211.4  Granted    CELLULOSE FOOD CASING METHOD AND
020130          BR    12/21/1992              P19205562-1              Pending    CELLULOSE FOOD CASING METHOD AND
020130          FI    12/21/1992                  93/4067              Pending    CELLULOSE FOOD CASING METHOD AND
020130      2   US    01/10/1994  09/19/1995    08/179418     5451364  Granted    CELLULOSE FOOD CASING METHOD AND
020130          NL    12/21/1992  01/29/1997   93901268.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130          LU    12/21/1992  01/29/1997  3939012268.     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130      C   EP    12/21/1992  01/29/1997   93901268.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130      3   GB    12/23/1994  10/16/2002   94309829.3     0692194  Granted    CELLULOSE FOOD CASING METHOD AND
020130      3   FR    12/23/1994  10/16/2002   94309829.3     0692194  Granted    CELLULOSE FOOD CASING METHOD AND
020130      3   BE    12/23/1994  10/16/2002   94309829.3     0592194  Granted    CELLULOSE FOOD CASING METHOD AND
020130      2   DE    12/05/1994  08/02/2000   84309828.5   69425240T  Granted    CELLULOSE FOOD CASING METHOD AND
020130      2   FR    12/05/1994  07/12/2000   94309828.5     0662283  Granted    CELLULOSE FOOD CASING METHOD AND
020130      A   EP    12/21/1992  01/29/1997   93901268.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130      2   AT    12/05/1994  07/12/2000   94309828.5     0862283  Granted    CELLULOSE FOOD CASING METHOD AND
020130      B   EP    12/21/1992  01/28/1997   93901268.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020130      5   US    05/04/1995  08/19/1997    08/434709     5658524  Granted    CELLULOSE FOOD CASING METHOD AND
020130      6   US    08/16/1995  12/30/1997    08/515880     5702783  Granted    CELLULOSE FOOD CASING METHOD AND
020130      3   EP    12/23/1994  10/16/2002   94309829.3     0692194  Granted    CELLULOSE FOOD CASING METHOD AND
020130      2   EP    12/23/1994  07/12/2000   94309828.5     0662283  Granted    CELLULOSE FOOD CASING METHOD AND
020130          US    01/17/1992  01/11/1994       822506     5277857  Granted    CELLULOSE FOOD CASING METHOD AND
020130          AU    12/21/1992  02/15/1995     33219/93      654080  Granted    CELLULOSE FOOD CASING METHOD AND
020130          DK    12/21/1992  01/29/1997   93801268.8     0577790  Granted    CELLULOSE FOOD CASING METHOD AND
020130          MX    01/15/1993  12/09/1997       930227      187388  Granted    CELLULOSE FOOD CASING METHOD AND
020130      3   US    07/15/1994  09/03/1996       275669       H1592  Granted    CELLULOSE FOOD CASING METHOD AND
020130          CA    12/21/1992  07/06/1999      2096143     2906143  Granted    CELLULOSE FOOD CASING METHOD AND
020130      4   US    03/28/1995  01/28/1997     08412677     5597587  Granted    CELLULOSE FOOD CASING METHOD AND
020130      2   BE    12/05/1994  07/12/2000   94309828.5     0662283  Granted    CELLULOSE FOOD CASING METHOD AND
020133          JP    03/24/1993  02/13/1997    93-087876    20606781  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020133          IT    03/26/1993  06/12/1996   93302345.9      056282  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020133          DE    03/26/1993  06/12/1996   93392345.9  69303103.4  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020133          AT    03/26/1993  06/12/1996   93302345.9     0565282  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020133          MX    03/29/1993  12/06/1996     93-01758      183481  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020133          CA    03/24/1993  07/09/1996      2092326     2092326  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020133          US    03/30/1993  07/12/1996       859763     5326733  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020133      1   US    02/15/1994  03/21/1995       196722     5399213  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020133          FR    03/26/1993  06/12/1996   93302345.9     0565282  Granted    SHIRRED FIBROUS CASING ARTICLE AND
020137          US    09/23/1992  12/16/1997       949228     5698279  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          DE    09/22/1993  06/17/1998   93115271.4   6931915.3  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          NL    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          MX    09/22/1993  10/18/1999      93058.8      193728  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          IT    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          CH    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          IE    09/22/1993  06/17/1998   93114271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          AU    09/22/1993  06/27/1996     47501/93      669926  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          AR    09/21/1993  07/31/1997       325055      250834  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          BR    09/20/1993  09/05/2000 PI-9303833-0 PI9303833-0  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          CA    08/19/1993  05/11/1999      2104444     2104444  Granted    HEAT SHRINKABLE NYLON FOOD CASIN

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020137          GB    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          SE    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          ES    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          PT    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          LU    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          GR    09/22/1993  06/17/1998   93115271.4   980401755  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          BE    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          AT    09/22/1993  06/17/1998   93115271.4    E167 430  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          DK    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020137          FR    09/22/1993  06/17/1998   93115271.4     0589431  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          BR    09/20/1993  09/05/2000 PI 9303834-8 PI9303834-8  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138      A   EP    09/22/1993  07/16/1997   93115288.8     0589436  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          US    09/23/1993  08/27/1996       948552     5549943  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          IT    09/22/1993  07/16/1997   93115288.8     0589436  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          MX    09/22/1993  12/10/1997       935617      197424  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          NZ    08/31/1993                   248545      248545  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138      B   EP    09/22/1993  07/16/1997   93115288.8     0589435  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          AR    11/02/1993  06/25/1999       326470     253.391  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          CA    08/19/1993  03/30/1999      2104442     2104442  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          ES    09/22/1993  07/16/1997   93115288.8     2105028  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          GB    09/22/1993  07/16/1997   93115288.8     0566436  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          AU    09/22/1993  11/09/1995      4749993      664308  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          DE    09/22/1993  07/16/1997   93115288.8  69312195.5  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          FR    09/22/1993  07/16/1997   93115288.8     0589436  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020138          BE    09/22/1993  07/16/1997   93115288.8     0589436  Granted    HEAT SHRINKABLE NYLON FOOD CASIN
020143          MX    08/19/1993  12/17/1996     93-05050      183597  Granted    END CLOSURES FOR SHIRRED CASING S
020143          JP    06/10/1993  05/09/1997    93-163809     2646326  Granted    END CLOSURES FOR SHIRRED CASING S
020143          US    08/20/1992  08/24/1993       932530     5238443  Granted    END CLOSURES FOR SHIRRED CASING S
020143          FR    08/18/1993  05/29/1996   93113221.1     0583790  Granted    END CLOSURES FOR SHIRRED CASING S
020143          BE    08/18/1993  05/29/1996   93113221.1     0583780  Granted    END CLOSURES FOR SHIRRED CASING S
020143          CA    04/14/1993  01/16/1996      2093980     2093980  Granted    END CLOSURES FOR SHIRRED CASING S
020143          BR    08/12/1993  09/29/1998  PI9303366-4 PI9303366-4  Granted    END CLOSURES FOR SHIRRED CASING S

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020143          ES    08/18/1993  05/29/1996   93113221.1  ES2087624T  Granted    END CLOSURES FOR SHIRRED CASING S
020143          DE    08/18/1993  05/29/1996   93113221.1    69302868  Granted    END CLOSURES FOR SHIRRED CASING S
020149          GB    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          DE    11/17/1995  10/10/2001   95118159.3  6952311540  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          CA    08/23/1995                  2156765              Pending    A COMPOUND FIBROUS DOPE COMPOSITI
020149          JP    11/16/1995  08/25/2000    07-321271     3103756  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          BE    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          DK    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          FR    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          BR    10/05/1995             PI 9504780-6              Pending    A COMPOUND FIBROUS DOPE COMPOSITI
020149          MX    11/16/1995 07/27/19999       954797      192773  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          IT    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          NL    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149      1   US    04/15/1996  04/28/1996       632051     5744251  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          CH    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          AT    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          LI    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          AU    11/17/1995  11/17/1995     95-37924      699226  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          FI    11/17/1995                   955573              Pending    A COMPOUND FIBROUS DOPE COMPOSITI
020149          SE    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          LU    11/17/1995  10/10/2001   95118159.3     0712889  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020149          US    11/18/1994  02/18/1997       342287     5603884  Granted    A COMPOUND FIBROUS DOPE COMPOSITI
020151          MX    03/11/1994  11/07/1997       941819      186934  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          BR    03/11/1994  11/24/1994  PI9401134-6 PI9401134-6  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020193          IT    08/13/1999               99306405-4              Pending    METHOD FOR REMOVING CELLULOSIC C
020193          FR    08/13/1999               99306405-4              Pending    METHOD FOR REMOVING CELLULOSIC C
020193          ES    08/13/1999               99306405-4              Pending    METHOD FOR REMOVING CELLULOSIC C
020193          NL    08/13/1999               99306405-4              Pending    METHOD FOR REMOVING CELLULOSIC C
020195          CA    04/28/1999                  2270297              Pending    METHOD FOR THE NON CONTACT PRINTI
020195          US    10/13/1998  03/13/2001    09/169990  6200510.81  Granted    METHOD FOR THE NON CONTACT PRINTI
020197          US    04/22/1999  07/24/2001    09/296288     6264874  Granted    METHOD FOR CONTROLLING THE DIAMET
020197          CA    09/21/9999                  2282927              Pending    METHOD FOR CONTROLLING THE DIAMET

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020201          CA    02/21/2000                  2299191              Pending    Method for extruding tubular film
020201          GB    04/18/2000  09/04/2002   00303270.3     1078730  Granted    Method for extruding tubular film
020201          US    08/27/1999  11/20/2001    09/384106     6319457  Granted    Method for extruding tubular film
020201          AT    04/18/2000  09/04/2002   00303270.3     1078730  Granted    Method for extruding tubular film
020201          DE    04/18/2000  09/04/2002   00303270.3  6000039810  Granted    Method for extruding tubular film
020201          BE    04/18/2000  09/04/2002   00303270.3     1078730  Granted    Method for extruding tubular film
020201          FR    04/18/2000  09/04/2002   00303270.3     1078730  Granted    Method for extruding tubular film
020201          FI    04/18/2000  09/04/2002   00303270.3     1078730  Granted    Method for extruding tubular film
020201          ES    04/18/2000  09/04/2002   00303270.3     1078730  Granted    Method for extruding tubular film
020202          CA    05/16/2000                  2308906              Pending    CELLULOSE FOOD CASING, CELLULOSE
020202          GB    07/14/2000                003059623              Pending    CELLULOSE FOOD CASING, CELLULOSE
020202          BE    07/14/2000                003059623              Pending    CELLULOSE FOOD CASING, CELLULOSE
020202          FI    07/14/2000                003059623              Pending    CELLULOSE FOOD CASING, CELLULOSE
020202          FR    07/14/2000                003059623              Pending    CELLULOSE FOOD CASING, CELLULOSE
020202          US    10/18/1999               09/419.933              Pending    CELLULOSE FOOD CASING, CELLULOSE
020202          DE    07/14/2000                003059623              Pending    CELLULOSE FOOD CASING, CELLULOSE
020202          ES    07/14/2000                003059623              Pending    CELLULOSE FOOD CASING, CELLULOSE
020203          CA    06/07/2000                  2310948              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          ES    07/14/2000               00306019.1              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          US    11/17/1999                09/441517              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          AT    07/14/2000               00306019.1              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          MX    09/21/2000                  0009263              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          BE    07/14/2000               00306019.1              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          FI    07/14/2000               00306019.1              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          GB    07/14/2000               00306019.1              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          DE    07/14/2000               00306019.1              Pending    METHOD FOR IMPROVING THE REWET SHR
020203          FR    07/14/2000               00306019.1              Pending    METHOD FOR IMPROVING THE REWET SHR
020206          GB    05/02/2001               01304018.3              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          PL    05/09/2001                  P347449              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          LT    05/02/2001               01304018.3              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          FI    05/02/2001               01304018.3              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          DE    05/02/2001               01304018.3              Pending    MANDREL STRUCTURE FOR USE IN MAN

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020206          FR    05/02/2001               01304018.3              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          BE    05/02/2001               01304018.3              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          AT    05/02/2001               01304018.3              Pending    MANDREL STRUCTURE FOR USE IN MAN
020151          JP    03/10/1994  04/05/2002    06-065457     3295219  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151      1   US    03/11/1994  01/17/1995       209128     5382190  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          GB    02/25/1994  07/22/1998   94301356.5      614610  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          NL    02/25/1994  07/22/1998   94301356.5      614610  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          FR    02/25/1994  07/22/1998   94301356.5      614610  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          ES    02/25/1994  07/22/1998   94301356.5      614610  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          BE    02/25/1994  07/22/1998   94301356.5      614610  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          US    03/12/1993  01/17/1995       030923     5381643  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          PH    03/11/1994  09/16/1997        47912       30652  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151      1   CA    05/16/1994  02/21/1997      2123655     2123655  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          DE    02/25/1994  07/22/1998   94301356.5    69411785  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020151          CA    02/22/1994  09/23/1997      2116189     2116189  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020154      1   US    02/22/1999  11/07/2000   09/255.006     6143344  Granted    SELF-COLORING CASING WITH A BETTER
020154          ES    09/21/1994  06/19/1996     P9401993     2076904  Granted    SELF-COLORING CASING WITH A BETTER
020154          US    09/21/1993  09/21/1999    08/124063     5955126  Granted    SELF-COLORING CASING WITH A BETTER
020154          BR    09/20/1994              PI9403792-2              Pending    SELF-COLORING CASING WITH A BETTER
020154          CL    09/20/1994  12/21/1998     94-01360      39.828  Granted    SELF-COLORING CASING WITH A BETTER
020156          DE    08/15/1994  10/21/1998   94306008.7    69414059  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          BE    08/15/1994  10/21/1998   94306008.7     0641725  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          ES    08/15/1994  10/21/1998   9430600837     0641725  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          FR    08/15/1994  10/21/1998   94306008.7     0641725  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          GB    08/15/1994  10/21/1998   94306008.7     0641725  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          US    08/27/1993  10/18/1994       112527     6356007  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          JP    08/18/1994                94-215244              Pending    PACKAGE OF SHIRRED FOOD CASING AN
020156          CA    07/13/1994  11/16/1999      2127955     2127955  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          MX    08/26/1994  12/15/1997       946527      187485  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          NL    08/15/1994  10/21/1998   94306008.7     0641725  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020156          BR    08/26/1994  11/24/1998  PI9403342-0 PI9403342-0  Granted    PACKAGE OF SHIRRED FOOD CASING AN
020162          DE    01/10/1995  03/25/1998   95100261.7    69501843  Granted    METHOD AND APPARATUS FOR PACKAGI

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020162          ES    01/10/1995  03/25/1998   95100261.7   2114233T3  Granted    METHOD AND APPARATUS FOR PACKAGI
020162          GB    01/10/1995  03/25/1998   95100261.7     0675043  Granted    METHOD AND APPARATUS FOR PACKAGI
020162          AU    01/09/1995  08/14/1997     10098/95      677469  Granted    METHOD AND APPARATUS FOR PACKAGI
020162          BR    03/10/1995  08/08/2000  PI9500060-7 PI9500060-7  Granted    METHOD AND APPARATUS FOR PACKAGI
020162          MX    01/10/1995  10/08/1997     95-00394      186322  Granted    METHOD AND APPARATUS FOR PACKAGI
020162          CA    11/16/1994  11/24/1998      2135943     2135943  Granted    METHOD AND APPARATUS FOR PACKAGI
020162          FR    01/10/1995  03/25/1998   95100261.7     0675043  Granted    METHOD AND APPARATUS FOR PACKAGI
020162          US    03/29/1994  02/21/1998       219564     5391108  Granted    METHOD AND APPARATUS FOR PACKAGI
020162          BE    01/10/1995  03/25/1998   95100261.7     0675043  Granted    METHOD AND APPARATUS FOR PACKAGI
020163          FR    08/07/1995  11/04/1998   95112413.0     0696542  Granted    PERFORATED PACKAGING FOR FOOD CA
020163          CA    07/12/1995  10/17/2000      2153713     2153713  Granted    PERFORATED PACKAGING FOR FOOD CA
020163          ES    08/07/1995  11/04/1998   95112413.0  ES2125534T  Granted    PERFORATED PACKAGING FOR FOOD CA
020163          DE    08/07/1995  11/04/1998   95112413.0  69505751.0  Granted    PERFORATED PACKAGING FOR FOOD CA
020163          BE    08/07/1995  11/04/1998   95112413.0     0696542  Granted    PERFORATED PACKAGING FOR FOOD CA
020206          MX    07/18/2001               2001005024              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          CA    04/26/2001                  2345193              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          AU    05/18/2001                  4611001              Pending    MANDREL STRUCTURE FOR USE IN MAN
020206          US    05/19/2000  09/03/2002    09/574209     6444161  Granted    MANDREL STRUCTURE FOR USE IN MAN
020206          ES    05/02/2001               01304018.3              Pending    MANDREL STRUCTURE FOR USE IN MAN
020213          US    05/26/2002                60/383107              Pending    FOOD PROCESSING AND PACKAGING FIL
020214          MX    10/03/2001              2001/009994              Pending    METHOD AND APPARATUS FOR USE IN M
020214          IE    10/02/2001               01308396.9              Pending    METHOD AND APPARATUS FOR USE IN M
020214          ES    10/02/2001               01308396.9              Pending    METHOD AND APPARATUS FOR USE IN M
020214          AU    10/01/2001                  7731801              Pending    METHOD AND APPARATUS FOR USE IN M
020214          DE    10/02/2001               01308396.9              Pending    METHOD AND APPARATUS FOR USE IN M
020214          FR    10/02/2001               01308396.9              Pending    METHOD AND APPARATUS FOR USE IN M
020214          AT    10/02/2001               01308396.9              Pending    METHOD AND APPARATUS FOR USE IN M
020214          US    10/04/2001                09/971245              Pending    METHOD AND APPARATUS FOR USE IN M
020214          CA    10/02/2001                  2358016              Pending    METHOD AND APPARATUS FOR USE IN M
020214          GB    10/02/2001               01308396.9              Pending    METHOD AND APPARATUS FOR USE IN M
020214          BE    10/02/2001               01308396.9              Pending    METHOD AND APPARATUS FOR USE IN M
020215          US    10/16/2001                09/688556              Pending    FOOD CASING

                               SCHEDULE OF PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER SUB COUN    FILDATE     ISSDATE     APPLNUMBER  PATNUMBER   STATUS                 TITLE
---------- --- ----    -------     -------     ----------  ---------   ------                 -----
020216          CA    04/05/2002                  2380778              Pending    SELF-COLORING RED SMOKED CASING
020216          US    03/22/2002                10/102724              Pending    SELF-COLORING RED SMOKED CASING
020218          CA    03/21/2002                  2378040              Pending    PROCESSING WRAP CONTAINING COLOR
020218          US    03/06/2002                10/090833              Pending    PROCESSING WRAP CONTAINING COLOR
020219          US    05/10/2002                10/142160              Pending    NYLON FOOD CASING HAVING A BARRIE
020219          CA    05.39.2992                  2388087              Pending    NYLON FOOD CASING HAVING A BARRIE
020219          MX    06/16/2003               2002006052              Pending    NYLON FOOD CASING HAVING A BARRIE
020220          US    05/06/2003                60/377655              Pending    PROCESS FOR IMPROVING SMOKY COLO

* = Licensed to third party(ies).

                             SCHEDULE OF TRADEMARKS

                                   TRADE NAMES

   TRADEMARK           COUNTRY     STATUS   APPLICATION NUMBER    REGISTRATION NUMBER             NEXT RENEWAL DATE
   ---------           -------     ------   ------------------    -------------------             -----------------
NOJAX (STYLIZED)          UY    REGISTERED         220964                314146                        03-Jul-09
NOJAX (STYLIZED)          YU    REGISTERED        2412/54                 13316                        21-Mar-05
NOJAX (STYLIZED)          EC    REGISTERED            43B                141/56                        23-Apr-01
NOJAX (STYLIZED)          PH    REGISTERED           4317                 R1699                        11-Jun-16
NOJAX (STYLIZED)          PT    REGISTERED          81507                 81507                        15-Mar-05
NOJAX (STYLIZED)          HB    REGISTERED       Z950811N               Z950811                        21-Mar-05
NOJAX (STYLIZED)          MK    REGISTERED       PZ200/95                 06376                        21-Mar-05
NOJAX (STYLIZED)          TN    REGISTERED                             EE991274                        05-Aug-14
NOJAX (STYLIZED)          PO    REGISTERED          17713                 17713                        23-Aug-02
NOJAX (STYLIZED)          ES    REGISTERED         263469                263469                        25-Jun-04
NOJAX (STYLIZED)          CZ    REGISTERED           4209                151691                        07-Jan-05
NOJAX (STYLIZED)          BX    REGISTERED         020375                 64599                        02-Dec-11
NOJAX (STYLIZED)          AU    REGISTERED         121443               A121443                        21-Dec-06
NOJAX (STYLIZED)          SK    REGISTERED                               151691                        07-Jan-05
NOJAX (STYLIZED)          CA    REGISTERED         202631           N533024/129                        28-Mar-09
NOJAX (STYLIZED)          DO    REGISTERED           9033                  9033                        10-Mar-05
NOJAX (STYLIZED)          AR    REGISTERED         427935                354602                        13-Mar-08
NOJAX (STYLIZED)          FI    REGISTERED          32/53                 26721                        26-Jun-03
NOJAX (STYLIZED)          BR    REGISTERED         177595             002489562                        16-Oct-10
NOJAX (STYLIZED)          SE    REGISTERED        1245/46                 61647                        30-Aug-05
NOJAX (STYLIZED)          MX    REGISTERED          54801                 71166                        18-Jun-02
NOJAX (STYLIZED)          IT    REGISTERED         28/123                638959                        10-Jan-02
NOJAX (STYLIZED)          HN    REGISTERED                                 7504                        04-Dec-06
NOJAX (STYLIZED)          SI    REGISTERED       Z9570767               9570767                        20-Jun-05
NOJAX (STYLIZED)          AT    REGISTERED        2462/54                 32013                        05-Mar-05
NOJAX AL                  US    UNIFIED
NOJAX (STYLIZED)          HK    REGISTERED                             415/1955                        30-Dec-10
NUCEL                     US    REGISTERED     74/453.651               2132918                        27-Jan-07
NUCEL                     EU    REGISTERED      001516582             001516562                        14-Jun-10
OPTIMER                   US    SEARCH
PAL-PAC                   US    SEARCH

   TRADEMARK           COUNTRY     STATUS   APPLICATION NUMBER    REGISTRATION NUMBER             NEXT RENEWAL DATE
   ---------           -------     ------   ------------------    -------------------             -----------------
PAUL'S VALLEY             US    SEARCH
PORKGUARD                 US    SEARCH
PRECISION SIZER           US    SEARCH
PROGUARD                  US    SEARCH
REELKASE                  US    REGISTERED      74/403524               1827476                        22-Mar-04
REELSMOKE                 US    REGISTERED      74/403525               1827479                        22-Mar-04
ROLLMATIC                 US    REGISTERED         566197               1414997                        26-Oct-06
ROLLMATIC                 CA    REGISTERED         559006                352466                        03-Mar-04
SANGOFLEX                 WO    REGISTERED                              6372282                        02-Oct-10
SANGOFLEX                 CH    REGISTERED                               381917                        17-Apr-10
SENTINEL                  MX    REGISTERED         205560                477742                        16-Jul-04
SENTINEL                  US    REGISTERED      74/096561               1653667                        13-Aug-11
SENTRY                    US    SEARCH
SEPRA-CEL                 US    REGISTERED      74/616345               1946715                        09-Jan-06
SHIRMATIC                 IE    REGISTERED        1088/83                109349                        20-Apr-04
SHIRMATIC                 MX    REGISTERED         114309                417650                        03-Jun-11
SHIRMATIC                 NZ    REGISTERED         119115                119115                        18-Apr-12
SHIRMATIC                 NZ    REGISTERED         119116                119116                        18-Apr-12
SHIRMATIC                 NO    REGISTERED        8313033                117653                        19-Jul-04
SHIRMATIC                 PA    REGISTERED          32925                 32925                        27-Jun-04
SHIRMATIC                 GB    REGISTERED        1077271               1077271                        20-Apr-08
SHIRMATIC                 HK    REGISTERED        1248/83               2456/83                        05-May-04
SHIRMATIC                 PH    UNFILED      NOT-RECEIVED
SHIRMATIC                 MX    REGISTERED         114308                417649                        03-Jun-11
SHIRMATIC                 IE    REGISTERED        1087/83                109348                        20-Apr-04
SHIRMATIC                 FI    REGISTERED        1926/77                 75788                        23-Dec-10
SHIRMATIC                 CA    REGISTERED         408422                233990                        29-Jun-09
SHIRMATIC                 CA    REGISTERED         408751                229477                        04-Aug-08
SHIRMATIC                 CO    REGISTERED         337666                144506                        16-Nov-03
SHIRMATIC                 CO    REGISTERED         337667                161088                        30-May-04
SHIRMATIC                 DK    REGISTERED        2107/83               3872/84                        09-Nov-04
SHIRMATIC                 AR    REGISTERED        1608609               1721037                        11-Feb-09
SHIRMATIC                 WO    REGISTERED                               432852                        19-Aug-17
SHIRMATIC                 AU    REGISTERED         306240               A306240                        13-Apr-08
SHIRMATIC                 AU    REGISTERED         306241               A306241                        13-Apr-08
SHIRMATIC                 BR    REGISTERED       16956-77             006760155                        10-Sep-08
SHIRMATIC                 HK    REGISTERED       1248A/83               1249/84                        05-May-04

   TRADEMARK           COUNTRY     STATUS   APPLICATION NUMBER    REGISTRATION NUMBER             NEXT RENEWAL DATE
   ---------           -------     ------   ------------------    -------------------             -----------------
SHIRMATIC                 CH    REGISTERED           1416                288875                        24-Mar-07
SHIRMATIC                 VE    REGISTERED           3667                 92311                        17-Oct-04
SHIRMATIC                 PE    REGISTERED                                79909                        12-May-04
SHIRMATIC                 AR    REGISTERED        1608610               1721038                        11-Feb-09
SHIRMATIC                 BR    REGISTERED       16955-77             006760147                        10-Sep-08
SHIRMATIC                 US    REGISTERED          11300               1076298                        01-Nov-07
SHIRMATIC                 US    REGISTERED         108846               1086943                        07-Mar-08
SHIRMATIC                 FL    REGISTERED        Z-B1235                 60042                        13-Jun-03
SHIRMATIC                 GB    REGISTERED        0177272               0177272                        20-Apr-08
SHIRMATIC                 SE    REGISTERED        77-1941                160758                        16-Sep-07
SHIRMATIC                 VE    REGISTERED           3668               91984-F                        13-Sep-04
SHIRMATIC & KATAKANA      JP    REGISTERED         560/94               3303038                        09-May-07
SMOKE MASTER              US    SEARCH          78/189030
SOUP SAC                  US    SEARCH
STC                       US    SEARCH
STRIPPER                  US    SEARCH
SUPARAP                   US    SEARCH
TEGRA                     US    SEARCH
TENDRJAX                  CH    REGISTERED                               399894                        07-Jan-12
TENDRJAN                  WO    REGISTERED                              R389793                        06-Jul-12
TITECADDIE                CA    REGISTERED         381593                214820                        16-Jul-06
TITECADDIE                GH    REGISTERED           1696                407446                        25-Mar-13
V-VAC                     US    REGISTERED      74/459357               1865580                        06-Dec-04
VISCORA (LOGO)            IS    REGISTERED        93/1988              395/1988                        09-Sep-98
VISCORA (LOGO)            NO    REGISTERED         880776                137130                        22-Jun-99
VISCORA (LOGO)            WO    REGISTERED                               523837                        17-Feb-08
VISCORA (LOGO)            FR    REGISTERED         873394               1423936                        21-Aug-97
VISI-CASE                 JP    REGISTERED    103376/1986               2078008                        30-Sep-08
VISKASE                   DK    REGISTERED                             00211995                        13-Jan-05
VISKASE                   IE    REGISTERED                                74268                        08-Jul-03
VISKASE                   WO    REGISTERED                               589658                        13-Apr-12
VISKASE                   KE    REGISTERED           9117                  9117                        10-Apr-94
VISKASE                   FI    REGISTERED                               140021                        20-Sep-05
VISKASE                   SE    REGISTERED        9308475                262395                        23-Dec-04
VISKASE                   NO    REGISTERED                               168076                        08-Jun-05
VISKASE                   FR    REGISTERED                              1604356                        05-Jul-98
VISKASE                   NZ    REGISTERED          55963                 55983                        17-Jan-04

   TRADEMARK           COUNTRY     STATUS   APPLICATION NUMBER    REGISTRATION NUMBER             NEXT RENEWAL DATE
   ---------           -------     ------   ------------------    -------------------             -----------------
VISKASE                   AR    REGISTERED        1892042               1521918                        31-May-04
VISKASE                   GB    REGISTERED                               725640                        11-Jan-03
VISKASE                   PE    REGISTERED         015337                 29534                        24-Sep-06
VISKASE                   TY    REGISTERED           6066                  6066                        12-May-08
VISKASE                   AR    REGISTERED        1872778               1506872                        28-Feb-04
VISKASE                   CA    REGISTERED         559007                379431                        08-Feb-06
VISKASE                   AU    REGISTERED         569819               A569819                        23-Dec-08
VISKASE                   AU    REGISTERED         121619               A121619                        13-Jan-07
VISKASE                   US    REGISTERED         586212               1444069                        23-Jun-07
VISKASE                   GB    REGISTERED                              1326547                        11-Nov-04
VISKASE AND DESIGN        CO    REGISTERED         279616                132101                        28-Dec-05
VISKASE AND DESIGN        ZA    REGISTERED        67/6666               67/6666                        10-Sep-07
VISKASE AND DESIGN        TH    REGISTERED         348692               TM65790                        22-Oct-07
VISKASE AND DESIGN        GB    REGISTERED        1326547               1326547                        11-Nov-04
VISKASE AND DESIGN        KR    REGISTERED     17258/1987                168758                        02-Mar-09
VISKASE AND DESIGN        JP    REGISTERED    100380/1987               2722016                        06-Jun-07
VISKASE AND DESIGN        HK    REGISTERED         518/88               1261/89                        30-Jan-09
VISKASE AND DESIGN        CO    REGISTERED         279565                132098                        28-Dec-05
VISKASE AND DESIGN        CN    REGISTERED          32386                383899                        09-Aug-08
VISKASE AND DESIGN        CA    REGISTERED         559012                379432                        08-Feb-06
VISKASE AND DESIGN        PH    REGISTERED          63175                 46153                        25-Aug-09
VISKASE AND DESIGN        VE    REGISTERED       14671-87                143456                        05-Mar-06
VISKASE AND DESIGN        AR    REGISTERED        1618687               1322027                        09-Feb-09
VISKASE AND DESIGN        HK    REGISTERED        518A/88               1261/89                        30-Jan-09
VISKASE AND DESIGN        BR    REGISTERED      814235654             814235654                        13-Apr-10
VISKASE AND DESIGN        MX    REGISTERED          49413                366524                        28-Sep-03
VISKASE AND DESIGN        UY    REGISTERED         268054                268054                        06-Mar-06
VISKASE AND DESIGN        CL    REGISTERED         263725                435136                        30-Nov-04
VISKASE AND DESIGN        FY    REGISTERED         437-94                171868                        12-Oct-04
VISKASE AND DESIGN        UY    REGISTERED         268053                268053                        06-Mar-06
VISKASE AND DESIGN        PY    REGISTERED         437-94                173611                        14-Dec-04
VISKASE AND DESIGN        PT    REGISTERED         306285                306285                        07-Dec-05
VISKASE AND DESIGN        AR    REGISTERED        1892043               1521919                        31-May-04
VISKASE AND DESIGN        BR    REGISTERED      814235646             814235646                        03-Apr-10
VISKASE AND DESIGN        BR    REGISTERED      814235638             814235638                        03-Apr-10
VISKASE AND DESIGN        VE    REGISTERED       14672-67                143457                        05-Mar-06
VISKASE AND DESIGN        CN    REGISTERED          32386                320856                        10-Aug-08

                                                APPLICATION    REGISTRATION
     TRADEMARK          COUNTRY    STATUS         NUMBER          NUMBER       NEXT RENEWAL DATE
     ---------          -------    ------         ------          ------       -----------------
VISKASE AND DESIGN         AF      UNFILED
VISKASE AND DESIGN         IE      REGISTERED     67/02972       124836             02-Sep-08
VISKASE AND DESIGN         MX      REGISTERED     479880         479880             12-Apr-04
VISKASE AND DESIGN         FR      UNFILED                       105681
VISKASE AND DESIGN         US      REGISTERED     586196         1444068            23-Jun-07
VISKASE POLYFILM AND       BR      REGISTERED     816840296      816840296          16-Feb-04
VISKASE POLYFILM AND       BR      REGISTERED     816840300      816840300          08-Mar-04
VISKING                    YU      REGISTERED     Z356/53        12930              19-Feb-11
VISKING                    HR      REGISTERED     Z940422        Z940422            14-Feb-04
VISKING                    MK      PENDING        PZ-1323/94
VISKING                    VD      PENDING        4259/54
VISKING                    MK      PENDING        PZ-1323/94                        19-Feb-04
VISKING                    CH      REGISTERED     7091           391192             25-Jun-11
VISKING RIBBON & CRO       AU      REGISTERED     100196         A100196            26-Sep-05
VISKING RIBBON & CRO       SE      REGISTERED     1836/49        67632              20-Jan-10
VISKING RIBBON & CRO       GB      REGISTERED     705237         705237             26-Feb-11
VISKING RIBBON & CRO       CH      REGISTERED     7091           378199             26-Sep-09
VISKASE & DEVICE           US      REGISTERED
VISKASE & DEVICE           DE      REGISTERED                    666911
VISKING & KATAKANA C       JP      REGISTERED     56033/88       2297491            31-Jan-11
VISKING (LOWE CASE LE      IT      REGISTERED     35441C/83      483860             10-Nov-03
VISKING (LOWER CASE L      IR      REGISTERED     16679          13394              22-Dec-04
VISKING (LOWER CASE L      NZ      REGISTERED     32374          32374              03-Oct-03
VISKING (LOWER CASE L      GB      REGISTERED     544621         544621             19-Sep-03
VISKING (LOWER CASE L      AU      REGISTERED     62654          A62654             10-Oct-03
VISKING CASING & KING      BR      REGISTERED     177597         002832356          30-Jun-03
VISKING CASING & KING      SE      REGISTERED     62560          62560              22-Feb-07
VISKING CASING & KING      CH      REGISTERED     3076           363143             02-May-08
VISKING RIBBON & CRO       NZ      REGISTERED     48166          48168              16-Aug-12
VISKING LOWER CASE LE      HK      REGISTERED     977/54         416/1955           30-Dec-10
VISKING(LOWER CASE LE      AT      REGISTERED     AM2021/53      29863              04-Feb-04
VISKIT                     CA      REGISTERED     271291         130547             11-Apr-08
VISLEX                     US      REGISTERED     75/392.120     2225539            23-Feb-09
VISLON                     US      REGISTERED     75/392128      2209002            08-Dec-08
VISMAX                     US      PENDING        76/259177
VISNAT                     WO      REGISTERED                    478307             27-Jul-03
VISNAT                     FR      REGISTERED                    1233599            19-Apr-03

                                                APPLICATION    REGISTRATION
    TRADEMARK           COUNTRY    STATUS         NUMBER          NUMBER       NEXT RENEWAL DATE
    ---------           -------    ------         ------          ------       -----------------
VISREX                     WO      REGISTERED     200763         R280670            05-Mar-04
VISTAKON LOGO              US      SEARCH
VISTEN                     CA      REGISTERED     202630         129/33025          28-Mar-09
VISTEN                     US      REGISTERED     521546         502256             21-Sep-08
VISTEN                     MX      REGISTERED     47805          65297              04-Sep-10
VISTEN                     US      REGISTERED     71521545       525848             06-Jun-10
VIZPAK                     US      SEARCH
ZEPHYR                     CA      REGISTERED     202629         129/33023          28-Mar-09
ZEPHYR                     US      REGISTERED     428452         379873             30-Jul-10
ZEPHYR                     US      UNFILED
ZEPHYR (STYLIZED)          FR      REGISTERED     65453          1685751            08-Aug-11
ZEPHYR (STYLIZED)          IT      REGISTERED     28/171         756925             22-May-06
ZEPHYR (STYLIZED)          BR      REGISTERED     177598         002523078          18-Dec-10

                               ADDENDUM TO ANNEX 2

                                   TRADE NAMES

                                                       Registration           Filing or
    Trademark           Country      Status                 No.               Reg. Date
    ---------           -------      ------                 ---               ---------
Crustpak                   US       Registered           1,501.289            08/23/1988
EZ Smoke                   US       Registered           1,308,994            06/28/1993
EZ Smoke                   US       Registered           1,243,660            06/28/1983
EZ Peel                    US       Registered           1,671,120            01/07/1992
EZ Load                    US       Registered           1,775,218            06/08/1993
MP and Design              US       Registered           843,472              02/06/1968
NOJAX (Stylized)           US       Registered           417,447              10/30/1945
Visflex                    US       Registered           2,610,085            08/20/2002

                                                                     EXHIBIT A
                                                          to Security Agreement


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement"), dated as of __________20 ___, is made by {___________, a[n] ___________(the "Grantor")
and a Subsidiary of}(1) `VISKASE COMPANIES, INC, a Delaware corporation {(the "Company")} [(the "Grantor')], in favor of LASALLE BANK NATIONAL ASSOCIATION ("LaSalle"), as collateral agent (together with its successor(s) thereto in such capacity, "Grantee") for the Trustee and Holders, in light of the following:

                                   WITNESSETH:

         WHEREAS, the [Grantor[ (Company) and LaSalle, as collateral agent and as trustee (in such capacity, the "Trustee"), have entered into an Indenture, dated as of June 29, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the [Grantor[ {Company} has issued 90,000 Units (and, together with any additional units that may be issued from time to time thereunder or exchanged therefor or for such additional units, the "Units"), each of which consists of an 111/2% Senior Secured Note due 2011 in a principal amount of $1,000 (and, together with any additional notes that may be issued by the [Grantor[ {Company} from time to time thereunder or exchanged therefor or for such additional notes, the "Notes") and a warrant to purchase 8.947 shares of common stock of the [Guarantor[ (Company), at an exercise price of $0.01 per share, subject to adjustment;

         {WHEREAS, each Domestic Restricted Subsidiary of the Company that is not an Immaterial Subsidiary is required under the Indenture to (a) become a party to the Indenture and deliver a Guarantee to guarantee the payment of the Notes and the other Obligations oE the Company thereunder and the other Indenture Documents to which the Company is a party and (b) deliver this Agreement and other Collateral Agreements to secure its Obligations under the Indenture, such Guarantee and the other Indenture Documents to which it is a party pursuant to the terms hereof and thereof,}

         WHEREAS, the Grantor (, the Company) and the Grantee[, among others,] have entered into that certain Security Agreement, dated as of June 29, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), pursuant to which the Grantor has granted security interests in certain of its assets (including its Intellectual Property) as more fully described therein;

         WHEREAS, the [Grantor[ {Company) and Wells Fargo Foothill, Inc. have entered into that certain Loan and Security Agreement dated as of June 29, 2004 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Grantee, the Administrative Agent and the [Grantor[ (and the Company) have entered into that certain Intercreditor and Lien Subordination Agreement, dated

--------
(1) Use text in angle braces "[" and "]" if the Grantor is the Company and curly braces "{" and "}" if the Grantor is not the Company as of June 29, 2004 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Intercreditor Agreement"), which agreement, among other things, sets forth, as between the Grantee and the Administrative Agent, the relative priority of their respective Liens in the Collateral (including the Intellectual Property) and their rights with respect thereto;

         WHEREAS, the Grantor desires to secure its Obligations under [the Notes] {its Guarantee}, the Indenture and each other Indenture Document to which it becomes a party by granting to Grantee, for the benefit of itself, the Trustee and the Holders, security interests in the Intellectual Property as set forth herein; and

         WHEREAS, to induce the Initial Purchaser to purchase the Units and the underlying Notes, each Holder to hold the Units and the underlying Notes to be held by it and LaSalle to act in its capacities as trustee and collateral agent, the Grantor desires to pledge, grant, transfer, and assign to Grantee, for the benefit of itself, the Holders and the Trustee, a security interest in the Intellectual Property to secure the Obligations, as provided herein.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor (intending to be legally bound hereby) agrees as follows:

1. Incorporation of Security Agreement. The Security Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

2. Security Interest in Intellectual Property. To secure prompt payment of any and all of the Obligations in accordance with the terms and conditions of the Security Agreement and in order to secure prompt performance by Grantor of each of its covenants and duties under the Indenture Documents, Grantor hereby grants to Grantee, for the benefit of the Grantee and the other Secured Parties, a continuing security interest in, all of Grantor's right, title and interest in and to all of the following now owned and existing and hereafter arising, created or acquired property and products and proceeds thereof (collectively, the "Intellectual Pro e

         (i) patents and patent applications, including, without limitation, rights in the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and (a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,
         (b) all income, royalties, damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a)-(d) of this subsection 2(i), are sometimes hereinafter referred to individually as a "Patent" and, collectively, as the "Patents"); and

         (ii) trademarks, trademark registrations, trademark applications, trade names and tradestyles, brand names, service marks, service mark registrations and service mark applications, including, without limitation, the trademarks, trade names, brand names, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and (a) all renewals or extensions thereof, (b) all income, royalties, proceeds, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names and tradestyles, brand names, service marks and applications and registrations thereof, together with the items described in clauses
         (a)(d) of this subsection 2(ii), are sometimes hereinafter referred to individually as a "Trademark" and, collectively, as the "Trademarks" }; and

         (iii) rights under or interests in any patent, trademark, or copyright license agreements with any other Person (to the extent a security interest may be granted in such rights without violating the terms of any such license agreement; with respect to any of the Intellectual Property or any other patent, trademark, service mark or any application or registration thereof or any other trade name or tradestyle between Grantor and any other Person, whether Grantor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a pant hereof (all of the foregoing license agreements and Grantor's rights thereunder are referred to collectively as the "Licenses"); and

         (iv) the goodwill of Grantor's business connected with and symbolized by the Trademarks; and

         (v) copyrights, copyright registrations and copyright applications, used in the United States and elsewhere, including, without limitation, the copyright registrations and copyright applications listed on Exhibit D attached hereto and made a part hereof, and ka) renewals or extensions thereof, (b) all income, royalties, proceeds, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing copyrights, copyright registrations and copyright applications, together with the items described in clauses (a)-(d), are sometimes hereinafter individually and/or collectively referred to as the "Copyrights"; and

         (vi) all trade secrets, formulas, processes, devices, know-how, or compilations of information (including technical information and non-technical information such as customer lists and marketing plans), collectively referred to as trade secrets, which are not available to others and which are maintained as confidential by Grantor, and the right to prevent .misappropriation and unauthorized disclosures thereof and all rights corresponding thereto throughout the world (all of the foregoing trade secrets and associated rights are sometimes hereinafter individually and/or collectively referred to as the "Trade Secrets").

3. Representations and Warranties. Grantor hereby represents and warrants to Grantee for the benefit of the Grantee and the other Secured Parties, which representations and warranties shall survive the execution and delivery of this Agreement, that:

         (i) None of the issued patents, patent applications, registered trademarks, trademark applications, registered copyrights or copyright applications (collectively, the "Registered Intellectual Property') has been adjudged invalid or unenforceable nor has any such Registered Intellectual Property been cancelled, in whole or in part, and each such Intellectual Property is presently subsisting;

         (ii) To the knowledge of the Grantor, none of the Intellectual Property infringes upon the rights or property of any other Person or is currently being challenged in any way

         (iii) There are no pending or, to the knowledge of the Grantor, threatened claims, litigation, proceedings or other investigations regarding any of the Intellectual Property;

         (iv) Each of the Intellectual Property material to the Grantor's business is valid and enforceable, and the Grantor has adopted adequate precautions to protect its Trade Secrets from unauthorized or accidental disclosure;

         (v) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Registered Intellectual Property, free and clear of any liens, security interests, mortgages, charges and encumbrances, including, without limitation, licenses, consent-to-use agreements, shop rights and covenants by Grantor not to sue third Persons {except for Permitted Liens);

         (vi) Grantor has adopted, used and is currently using all of the Trademarks, and, to the knowledge of Grantor, Grantor's use thereof does not infringe the intellectual property rights of any person or entity;

         (vii) Grantor has no written notice or knowledge of any suits or actions commenced or threatened with reference to or in connection with any of the Intellectual Property;

         (viii) Grantor has the unqualified right to execute and deliver this Agreement and perform its terms, this Agreement has been executed and delivered by a duly authorized officer of Grantor, and this Agreement is a legally enforceable obligation of Grantor;

         (ix) No trademark opposition or cancellation proceedings have been filed in the prior three years with the United States Patent and Trademark Office against any of the Trademarks; and

         (x) The Licenses, complete copies of which have been provided to Grantor, are valid and binding agreements, enforceable in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect). Each of the material Licenses is in full force and effect and has not been amended or abrogated and, to the knowledge of the-Grantor, there is no default under any of the Licenses.

4. Restrictions on Future A cements. Except as otherwise permitted pursuant to the Indenture, Grantor agrees that until all Obligations shall have been satisfied and paid in full (other than contingent indemnification obligations) or the Defeasance thereof shall have been consummated, Grantor shall not, without the prior written consent of Grantee, Dispose, grant a Lien on, encumber or assign any or all of, or grant any license or sublicense under (other than as commercially reasonable in Grantor's good faith business judgment), the Intellectual Property, or enter into any other agreement with respect to the Intellectual Property, and Grantor further agrees that it shall not knowingly take any action or knowingly permit any action to be taken by others subject to its control, including, without limitation, licensees or sublicensees, or knowingly fail to take any action, which would materially adversely affect the validity or enforcement of the rights Grantee subject to this Agreement, other than in the ordinary course of business.

5. New Intellectual Property. Grantor hereby represents and warrants to Grantee for the benefit of the Grantee and the other Secured Parties that the Intellectual Property listed on Exhibits A, B and C respectively, constitute all of the Registered Intellectual Property now owned by Grantor. Grantor hereby represents and warrants to Grantee for the benefit of Grantee and the other Secured Parties that the Intellectual Property listed on Exhibit C constitute all of the material Licenses now owned by Grantor, If, before all Obligations (other than contingent indemnification obligations) shall have been satisfied in full or the Defeasance thereof shall have been consummated, Grantor shall (i) become aware of any existing Registered Intellectual Property of which Grantor has not previously informed Grantee, (ii) obtain rights to any Registered Intellectual Property, or (iii) become entitled to the benefit of any material Intellectual Property which benefit is not in existence on the date hereof, the provisions of this Agreement above shall automatically apply thereto and Grantor shall give to Grantee prompt written notice thereof. Grantor hereby authorizes Grantee to modify this Agreement by amending Exhibits A, B C and D as applicable, to include any such Intellectual Property, and Grantee may file or refile this Agreement with the United States Patent and Trademark Office and United States Copyright Office. Grantor agrees to execute and deliver any and all documents and instruments necessary or advisable to record or preserve Grantee's interest in all Intellectual Property added to Exhibits A, B C and D pursuant to this Section.

6. Royalties; Terms; Rights Upon Default. The term of this Agreement shall extend until the earlier of (i) the expiration of all of the respective material Intellectual Property collaterally assigned hereunder, (ii) the payment in full of all Obligations (other than contingent indemnification obligations) and (iii) the Defeasance of all Obligations (other than contingent indemnification obligations) shall have been consummated. Grantor agrees that upon the occurrence and during the continuance of an Event of Default, the use by Grantee for the benefit of the Grantee and the other Secured Parties of all Intellectual Property shall be worldwide and as extensive as the rights of Grantor to use such Intellectual Property, and without any liability for royalties or other related charges from Grantee or the other Secured Parties to Grantor, solely for the purpose of completing production of, advertising for sale and selling any Intellectual Property.

7. Grantee's Right to Inspect; Trademark Quality Control. To the extent permitted by the Security Agreement, Grantee shall have the right, from time to time with prier notice (unless an

Event of Default has occurred and is continuing, in which case prior notice shall not be required) and, during normal business hours and prior to payment in full of all Obligations (other than contingent indemnification obligations) or the Defeasance thereof, to inspect Grantor's premises and to examine Grantor's books, records and operations, including, without limitation, Grantor's quality control processes. Grantor agrees (i) to maintain the quality of any and all products in connection with which the material `trademarks are used, consistent with the quality of said products (as determined by Grantor in its commercially reasonable business judgment) and (ii) to provide Grantee, upon Grantee's reasonable request from time to time, with a certificate of an officer of Grantor certifying Grantor's compliance with the foregoing.

8. Release of Security Interest. Upon the payment and performance in full in cash of the Obligations (other than contingent indemnification obligations) or the Defeasance thereof, this Agreement shall terminate, and Grantee shall execute and deliver such documents and instruments and take such further action reasonably requested by Grantor, at Grantor's expense, as shall be necessary to evidence termination of the security interest granted by Grantor to Grantee for the benefit of the Grantee and the other Secured Parties hereunder.

9. Expenses. All costs and expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Grantor. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by Grantee (for the benefit of the Grantee and the other Secured Parties) in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Intellectual Property, or in defending or prosecuting any actions or proceedings arising out of or related to the Intellectual Property, shall be borne by and paid by Grantor on demand by Grantee on behalf of the Grantee and the other Secured Parties and until so paid shall bear interest at the "default rate of interest" set forth in the Indenture.

10. Duties of Grantor. Grantor shall have the duty to the extent commercially reasonable and in Grantor's good faith business judgment, desirable: (i) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations (other than contingent indemnification obligations) shall have been paid in full or the Defeasance thereof shall have been consummated, (ii) except as otherwise provided in the Indenture or any other Indenture Document, to preserve and maintain all rights in the material Intellectual Property (including, but not limited to, with respect to Trademarks, the filing of affidavits of use and, incontestability, where applicable, under Sections 8 and 15 of the - Lanham.Act (15 U.S.C. Section 1058, 1065) and renewals and, to the extent commercially reasonable, initiating opposition or cancellation proceedings or litigation against users of the same or confusingly similar marks who seriously threaten the validity or rights of Grantor in its serial Trademarks), and (iii) to ensure that the Registered Intellectual Property is and remains enforceable. The Grantee shall be reimbursed for all such costs and expenses which constitute to the extent required under the Security Agreement or the Indenture. Grantor shall not knowingly or unreasonably abandon any right to file a material patent, trademark or service mark application, or abandon any pending patent application, or any other material Intellectual

Property, unless Grantor, in the exercise of its commercially reasonable business judgment determines that such abandonment will not materially and adverse effect its business.

11. Grantee's Right to Sue. Upon the occurrence and during the continuance of an Event of Default, Grantee for the benefit of the Grantee and the other Secured Parties shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Intellectual Property, only after Grantee has tendered notice to Grantor of Grantee's desire to initiate such suit and Grantor has declined in writing to itself pursue such suit, and, if Grantee shall commence any such suit, Grantor shall, at the request of Grantee, do any and all lawful acts and execute any and all proper documents and instruments reasonably required by Grantee for the benefit of the Grantee and the other Secured Parties in aid of such enforcement.

12. No Waivers, Cumulative Remedies. No course of dealing between Grantor and Grantee, nor any failure to exercise, nor any delay in exercising, on the part of Grantee, any right, power or privilege hereunder or under the Indenture or any other Indenture Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the Grantor and the Grantee.

15. Cumulative Remedies; Power of Attorney, Effect on Indenture Documents. All of Grantee's rights and remedies with respect to the Intellectual Property (for the benefit of the Grantee and the other Secured Parties), whether established hereby or by the Indenture or any other Indenture Document, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Grantor hereby authorizes Grantee for the benefit of the Grantee and the other Secured Parties upon the occurrence and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of Grantee as Grantee may select, in its sole discretion, as Grantor's true and lawful attorney-in-fact, with power to, for the benefit of the Grantee and the other Secured Parties, (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Grantee in the use of the Intellectual Property, or (ii) take any other actions with respect to the Intellectual Property as Grantee deems in its commercially reasonable judgment to be in the best interest of Grantee, or (iii) grant or issue any exclusive or non-exclusive license under the. Intellectual Property to any person or entity, or (iv) assign, pledge, sell, convey or otherwise transfer title in or dispose of any of the Intellectual Property to any person or entity. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This . power of attorney being coupled with an interest shall be irrevocable until all Obligations shall have been paid in full (other than contingent indemnification obligations) or the Defeasance thereof shall have been consummated. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Grantee under the Indenture or any other Indenture Document but rather is intended to facilitate the exercise of such rights and remedies. Grantee shall have, in addition to all other rights and remedies given it by the terms of this Agreement, the Indenture and the other Indenture Documents, all rights and remedies allowed by law, in equity, and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of New York.

16.      Grantor Remain Liable. Anything herein to the contrary notwithstanding:

         (a) the Grantor will remain liable under the contracts and agreements included in the Intellectual Property to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if thus Agreement had not been executed;

         (b) the exercise by the Grantee of any of its rights hereunder will not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Intellectual Property; and

         (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Intellectual Property by reason of this Agreement, nor will any such Person be obligated to perform any of the obligations or duties o the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

17. Binding Effect: Benefits. This Agreement shall be binding upon Grantor and its respective successors and assigns, and shall inure to the benefit of Grantee, its successors, nominees and assigns; provided, however, that neither party may assign this Agreement or any rights or duties hereunder other than pursuant to the terms of the Indenture.

IS. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

19. Headings; Counterparts. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede. This Agreement may be signed in one or more counterparts, but all of such counterparts shall constitute and be deemed to be one and the same instrument. Any fax signature shall be deemed to be as legally enforceable and effective as a signed original.

24. Further Assurances. Grantor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Grantee shall reasonably request from time to time in order to carry out the purpose of this Agreement and agreements set forth herein. Grantor acknowledges that a copy of this Agreement will be filed by the Grantee with the United States Patent and Trademark Office and, if applicable, the United States Copyright Office, at the sole cost and expense of Grantor.

21. Survival of Representations. All representations and warranties of Grantor contained in this Agreement shall survive the execution and delivery of this Agreement.

22. Foreign Patents, Copyrights and Trademarks. Upon the occurrence and during the continuance of an Event of Default, at the request of Grantee and at the sale cost and expense (including, without limitation, reasonable attorneys' fees) of Grantor, Grantor shall take all actions and execute and deliver any and all instruments, agreements, assignments, certificates and/or documents, reasonably required by Grantee to collaterally assign any and all of Grantor's foreign patent, copyright and trademark registrations and applications now owned or hereafter acquired to and in favor of Grantee. Upon the execution and delivery of any such collateral assignments or documents, the terms "Patents", "Copyrights", and "Trademarks" as used herein shall automatically be deemed amended to include such foreign patent, copyright and trademark registrations and applications without any action required by any person or entity.

23. Jury Trial Waiver. THE GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

24. Interpretation, Government Regulation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Grantee, any other Secured Party or the Grantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

25. Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by the Grantor or the transfer by the Grantor to the Grantee of any property of the Grantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Grantee or any other Secured Party is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Grantee or such other Secured Party is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Grantee or such other Secured Party related thereto, the liability of the Grantor automatically shall be revived; reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

26. {Security Interest Absolute; To the maximum extent permitted by law, all rights of the Grantee, all security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of any of the Obligations or any other agreement or instrument relating thereto, including any of the Indenture Documents;

         (b) any change in the time, manner, or place of payment of, or in any tether term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Indenture Documents, or any other agreement or instrument relating thereto;

         (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations; or

         (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Grantor.

To the maximum extent permitted by law, the Grantor hereby waives any right to require the Grantee to: (A) proceed against or exhaust any security held from the Company or any other Debtor; or (B) pursue any other remedy in the Grantee's power whatsoever.

27. Postponement of Subrogation. The Grantor hereby agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full of allObligations (other than contingent indemnification obligations) or the Defeasance thereof. Subject to the terms of the Intercreditor Agreement, any amount paid to the Grantor on account of any payment made hereunder prior to the payment in full of all Obligations (other than contingent indemnification obligations) or the Defeasance thereof shall be held in trust for the benefit of the Grantee, the Holders and the Trustee and shall immediately be paid to the Grantee, to be distributed to the Trustee for application against the Obligations, whether matured or unmatured, in accordance with the terms of the Indenture. In furtherance of the foregoing, for so long as any Obligations (other than contingent indemnification obligations) remain outstanding or the Defeasance thereof shall not have been consummated, the Grantor shall refrain from taking any action or commencing any proceeding against Company or any other Debtor or any of their respective successors or assigns, whether in connection with a Insolvency Proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to the Grantee, the Trustee or any Holder.}

28. Intercreditor Agreement.

         (a) The Liens granted hereunder in favor of Grantee for the benefit of itself, the Trustee and the Holders in respect of the Intellectual Property and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement.

         (b) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control.

                            [Signature Page Follows]

IN WITNESS WHEREOF, Grantor has duly executed this Intellectual Property Security Agreement in favor of Grantee, as of the date first written above.

                                           GRANTOR:
                                           [NAME OF GRANTOR]



                                           By: ______________________________
                                           Name:
                                           Its:

Agreed and Accepted as of this

________________day of __________, 20___

GRANTEE:
LASALLE BAINK NATIONAL ASSOCIATION,
        as Collateral Agent


By: ____________________________________
     Name:
     Its:

STATE OF ________________  )
                           ) SS
COUNTY OF ______________   )

The foregoing Intellectual Property Security Agreement was executed and acknowledged before me this ____day of ___________, 20___, by ________________, personally known to me(or proved to me on the basis of satisfactory evidence) to be the ________________ of [NAME OF GRANTOR], a[n] ______________________, on
behalf of such corporation.


                                          Notary Public

                                          ________________ County, _____________

                                          My Commission expires:

                                          ______________________________________

                                    EXHIBIT A

                                     PATENTS

Patent          Inventor         Registration Number   Registration Date         Expiration Date
------          --------         -------------------   -----------------         ---------------


                                    EXHIBIT B

                                   TRADEMARKS

Issued (Registrations):

                Trademark        Registration Number   Registration Date



Pending (Applications):

                Trademark        Registration Number   Registration Date

                                    EXHIBIT C

                               LICENSE AGREEMENTS

                                  See attached

                                    EXHIBIT D

                                   COPYRIGHTS

                                  See attached

                                    ADDRESSES

            GRANTOR                                           GRANTEE


                                       18